                                                                  EXHIBIT 10.32


                   POST-PETITION LOAN AND SECURITY AGREEMENT



                            Dated as of May 8, 1997

                                     among


                           HARVARD INDUSTRIES, INC.,
                        THE KINGSTON-WARREN CORPORATION,
                            HARMAN AUTOMOTIVE, INC.,
                           HAYES-ALBION CORPORATION,
                             DOEHLER-JARVIS, INC.,
                       DOEHLER-JARVIS GREENEVILLE, INC.,
                        DOEHLER-JARVIS POTTSTOWN, INC.,
                       DOEHLER-JARVIS TECHNOLOGIES, INC.,
                                      and
                          DOEHLER-JARVIS TOLEDO, INC.

                                  as Companies


                                      and

                      THE CIT GROUP/BUSINESS CREDIT, INC.
                              as Agent and Lender

                                      and

                         CONGRESS FINANCIAL CORPORATION
                      GENERAL ELECTRIC CAPITAL CORPORATION
                             HELLER FINANCIAL, INC.
                           FINOVA CAPITAL CORPORATION
                                      AND
                          FOOTHILL CAPITAL CORPORATION

                                   as Lenders

                               TABLE OF CONTENTS

SECTION                                                                   Page
1.  DEFINITIONS...........................................................  3
       Accounts...........................................................  3
     1.2.  Accounts Receivable Advance Percentage.........................  3
     1.3.  Agent Fee......................................................  3
     1.4.  Aggregate Net Availability.....................................  3
     1.5.  Agreement......................................................  3
     1.6.  Applicable Base Rate Margin....................................  4
     1.7.  Applicable Eurodollar Rate Margin..............................  4
     1.8.  Applicable Term Loan Margin....................................  4
     1.9.  Arrangement Fee................................................  4
     1.10.  Asset Sale Proceeds...........................................  4
     1.11.  Assignment and Transfer Agreement.............................  4
     1.12.  Availability..................................................  4
     1.13.  Availability Reserve..........................................  5
     1.14.  Bank Accounts.................................................  5
     1.15.  Bankruptcy Code...............................................  5
     1.16.  Bankruptcy Court..............................................  5
     1.17.  Board.........................................................  5
     1.18.  Business Day..................................................  5
     1.19.  Canadian Subsidiary...........................................  5
     1.20.  Capital Expenditures..........................................  5
     1.21.  Capital Lease.................................................  6
     1.22.  Capital Lease Obligations.....................................  6
     1.23.  Cash Budget...................................................  6
     1.24.  Cash Equivalents..............................................  6
     1.25.  Chapter 11 Cases..............................................  6
     1.26.  Charges.......................................................  6
     1.27.  The Chase Manhattan Bank Rate.................................  6
     1.28.  Chattel Paper.................................................  6
     1.29.  Claim.........................................................  7
     1.30.  Closing Date..................................................  7
     1.31.  Closing Fee...................................................  7
     1.32.  Code..........................................................  7
     1.33.  Collateral....................................................  7
     1.34.  Commitment....................................................  7


SECTION                                                                  Page
     1.35.  Company and the Companies.....................................  7
     1.36.  Companies' Professionals......................................  7
     1.37.  Concentration Account.........................................  7
     1.38.  Consolidated Balance Sheet....................................  7
     1.39.  Consolidated Financial Statements.............................  7
     1.40.  Consolidating Balance Sheet...................................  8
     1.41.  Contaminant...................................................  8
     1.42.  Contracts.....................................................  8
     1.43.  Customarily Permitted Liens...................................  8
     1.44.  Default.......................................................  9
     1.45.  Default Rate of Interest......................................  9
     1.46.  Designated Borrowing Officer..................................  9
     1.47.  Documentary Letters of Credit.................................  9
     1.48.  Documents.....................................................  9
     1.49.  Early Termination Fee.........................................  9
     1.50.  EBITDA........................................................  9
     1.51.  Eligible Accounts Receivable.................................. 10
     1.52.  Eligible Inventory............................................ 11
     1.53.  Eligible Tooling Receivable................................... 11
     1.54.  Environmental Actions......................................... 11
     1.55.  Environmental Laws............................................ 12
     1.56.  Environmental Liabilities and Costs........................... 12
     1.57.  Environmental Lien............................................ 13
     1.58.  Equipment..................................................... 13
     1.59.  ERISA......................................................... 13
     1.60.  ERISA Affiliate............................................... 13
     1.61.  ERISA Event................................................... 13
     1.62.  ESNA.......................................................... 13
     1.63.  Event of Default.............................................. 14
     1.64.  Excluded Equipment............................................ 14
     1.65.  Executive Officers............................................ 14
     1.66.  Existing Liens................................................ 14
     1.67.  Fee Awards.................................................... 14
     1.68.  Final Order................................................... 14
     1.69.  Fiscal Quarter................................................ 14
     1.70.  Fiscal Year................................................... 14
     1.71.  Fixed Charges................................................. 14
     1.72.  GAAP.......................................................... 15
     1.73.  General Intangibles........................................... 15


SECTION                                                                  Page
     1.74.  Governmental Authority........................................ 15
     1.75.  Hazardous Materials........................................... 15
     1.76.  Indebtedness.................................................. 15
     1.77.  Instruments................................................... 16
     1.78.  Interest Rate Protection Agreement............................ 16
     1.79.  Interim Order................................................. 16
     1.80.  Inventory..................................................... 16
     1.81.  Inventory Advance Percentage.................................. 16
     1.82.  IRS........................................................... 16
     1.83.  Issuing Bank.................................................. 16
     1.84.  Leases........................................................ 16
     1.85.  Letter of Credit Guaranty..................................... 17
     1.86.  Letter of Credit Guaranty Fee................................. 17
     1.87.  Letter of Credit Sub-Line..................................... 17
     1.88.  Letters of Credit............................................. 17
     1.89.  LIBOR......................................................... 17
     1.90.  LIBOR Loan.................................................... 17
     1.91.  LIBOR Period.................................................. 17
     1.93.  Line of Credit................................................ 18
     1.94.  Local Account................................................. 18
     1.95.  Material Adverse Change....................................... 18
     1.96.  Material Adverse Effect....................................... 18
     1.97.  Multiemployer Plan............................................ 18
     1.98.  Net Interest Expense.......................................... 19
     1.99.  Obligations................................................... 19
     1.100.  Operating Account............................................ 20
     1.101.  Out-of-Pocket Expenses....................................... 20
     1.102.  Patents...................................................... 20
     1.103.  PBGC......................................................... 20
     1.104.  Pension Plan................................................. 20
     1.105.  Permit....................................................... 21
     1.106.  Permitted Encumbrances....................................... 21
     1.107.  Permitted Expenses........................................... 21
     1.108.  Permitted Indebtedness....................................... 21
     1.109.  Permitted Overadvance........................................ 21
     1.110.  Permitted Overadvance Amount................................. 21
     1.111.  Permitted Pre-Petition Claim Payment......................... 21
     1.112.  Permitted Purchase Money Liens............................... 22
     1.113.  Person....................................................... 22



SECTION                                                                  Page
     1.114.  Petition Date................................................ 22
     1.115.  Plan......................................................... 22
     1.116.  Pledged Collateral........................................... 22
     1.117.  Pledged Shares............................................... 22
     1.118.  Post-Petition Loan Documents................................. 22
     1.119.  Pre-Petition Collateral...................................... 23
     1.120.  Pre-Petition Inventory....................................... 23
     1.121.  Pre-Petition Letter of Credit................................ 23
     1.122.  Pre-Petition Loan Agreement.................................. 23
     1.123.  Pre-Petition Loan Documents.................................. 23
     1.124.  Pre-Petition Obligations..................................... 23
     1.125.  Pre-Petition Revolving Credit Loans.......................... 23
     1.126.  Pre-Petition Term Loans...................................... 23
     1.127.  Proceeds..................................................... 24
     1.128.  Promissory Notes............................................. 24
     1.129.  Qualified Plan............................................... 24
     1.130.  Ratable Portion or ratably................................... 24
     1.131.  Real Estate.................................................. 24
     1.132.  Release...................................................... 24
     1.133.  Remedial Action.............................................. 24
     1.134.  Reportable Event............................................. 25
     1.135.  Required Lenders............................................. 25
     1.136.  Requirement of Law........................................... 25
     1.137.  Revolving Credit Loans....................................... 25
     1.138.  Revolving Credit Notes....................................... 25
     1.139.  Revolving Line of Credit..................................... 25
     1.140.  Revolving Line of Credit Fee................................. 26
     1.141.  Revolving Loan Account....................................... 26
     1.142.  Service Marks................................................ 26
     1.143.  Settlement Date.............................................. 26
     1.144.  Subsidiary................................................... 26
     1.146.  Termination Date............................................. 27
     1.147.  Term Loans................................................... 27
     1.148.  Term Note.................................................... 27
     1.149.  Title IV Plan................................................ 27
     1.150.  Trade Accounts Receivable.................................... 27
     1.151.  Trademarks................................................... 27
     1.152.  U.C.C........................................................ 27
     1.153.  Unfunded Pension Liability................................... 27



SECTION                                                                  Page
     1.154.  United States Trustee........................................ 28
     1.155.  Welfare Benefit Plan......................................... 28
     1.156.  Withdrawal Liability......................................... 28

2.  AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT....................... 29
     2.1.  Revolving Credit Loans......................................... 29
     2.2.  Term Loans..................................................... 32
     2.3.  Letters of Credit.............................................. 33
     2.4.  Repayment; Mandatory Payments and Prepayment................... 36
     2.5.  Use of Proceeds................................................ 37
     2.6.  [Intentionally Omitted]........................................ 38
     2.7.  [Intentionally Omitted]........................................ 38
     2.8.  Access......................................................... 38
     2.9.  Taxes.......................................................... 38
     2.10.  Nature of Obligations......................................... 39

3.  INTEREST, FEES AND EXPENSES........................................... 40
     3.1.  Revolving Credit Loans......................................... 40
     3.2.  Term Loans..................................................... 41
     3.3.  LIBOR Election................................................. 41
     3.4.  Pre-Petition Obligations....................................... 43
     3.5.  Letter of Credit Fees.......................................... 43
     3.6.  Issuing Bank Charges........................................... 43
     3.7.  Out-of-Pocket Expenses......................................... 43
     3.8.  Revolving Line of Credit Fee................................... 43
     3.9.  Arrangement Fee................................................ 43
     3.10.  Closing Fee................................................... 43
     3.11.  Agent Fee..................................................... 44
     3.12.  Other Expenses................................................ 44
     3.13.  Payment of Fees............................................... 44
     3.14.     No Usury................................................... 44

4.  CONDITIONS PRECEDENT.................................................. 44
     4.1.  Conditions to the Initial Loans................................ 44
     4.2.  Conditions to Each Revolving Credit Loan, etc.................. 47
     4.3.  Representation and Confirmation................................ 48

5.  COLLATERAL............................................................ 48
     5.1.  Security....................................................... 48



SECTION                                                                  Page
     5.2.  Perfection of Security Interests............................... 50
     5.3.  Rights of Lender; Limitations on Lenders' Obligations.......... 51
     5.4.  Performance by the Lenders of Companies' Obligations........... 53
     5.5.  Limitation on Lenders' Duty in Respect of Collateral........... 53
     5.6.  Remedies, Rights Upon Default.................................. 54
     5.7.  Automatic Stay................................................. 55
     5.8.  Agent's Appointment as Attorney-in-Fact........................ 55
     5.9.  Super-Priority Claims.......................................... 58

6.  REPRESENTATIONS AND WARRANTIES........................................ 58
     6.1.  Corporate Existence; Compliance with Law....................... 58
     6.2.  Executive Offices.............................................. 59
     6.3.  Corporate Power; Authorization; Enforceable Obligations........ 59
     6.4.  Ownership of Property; Liens................................... 59
     6.5.  Labor Relations; Collective Bargaining Agreements.............. 60
     6.6.  Other Ventures................................................. 60
     6.7.  Investment Company Act......................................... 61
     6.8.  Margin Regulations............................................. 61
     6.9.  Taxes.......................................................... 61
     6.10.  ERISA......................................................... 62
     6.11.  Brokers....................................................... 64
     6.12.  Intellectual Property......................................... 64
     6.13.  Full Disclosure............................................... 65
     6.14.  Environmental Matters......................................... 65
     6.15.  Capital Stock................................................. 66
     6.16.  Holding Company and Investment Company Acts................... 66
     6.17.  Permits, Etc.................................................. 66
     6.18.  Schedules..................................................... 66
     6.19.  Insurance..................................................... 67
     6.20.  Financial Accounting Practices, Etc........................... 67
     6.21.  Location of Bank Accounts..................................... 67

7.  REPORTING REQUIREMENTS................................................ 67
     7.1.  Reports and Notices............................................ 67

8.  AFFIRMATIVE COVENANTS................................................. 70
     8.1.  Books and Records.............................................. 70
     8.2.  Collateral..................................................... 70
     8.3.  Insurance...................................................... 70



SECTION                                                                  Page
     8.4.  Charges........................................................ 71
     8.5.  Compliance with Law............................................ 72
     8.6.  Indemnification................................................ 72
     8.7.  Cash Management................................................ 73
     8.8.  Fixed Charge Coverage Ratio.................................... 74
     8.9.  EBITDA......................................................... 74
     8.10.  Capital Expenditures.......................................... 74
     8.11.  Insurance..................................................... 74
     8.12.  Environmental Expenditures.................................... 74
     8.13.  Affiliate Transactions........................................ 75

9.  NEGATIVE COVENANTS.................................................... 75
     9.1.  Liens.......................................................... 75
     9.2.  Indebtedness................................................... 75
     9.3.  Intentionally Omitted.......................................... 75
     9.4.  Sale of Assets................................................. 75
     9.5.  Merger, Consolidation.......................................... 75
     9.6.  Guarantees..................................................... 76
     9.7.  Dividends, Distributions....................................... 76
     9.8.  Investments.................................................... 76

10.  TERMINATION.......................................................... 77
     10.1.  Termination................................................... 77
     10.2.  Survival of Obligations upon Termination
               of Financing Arrangement................................... 78

11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES............................... 78
     11.1.  Events of Default............................................. 78
     11.2.  Remedies...................................................... 82
     11.3.  Waivers by the Companies...................................... 82

12.  MISCELLANEOUS........................................................ 83
     12.1.  Complete Agreement............................................ 83
     12.2.  Fees and Expenses............................................. 83
     12.3.  No Waiver by Lenders.......................................... 84
     12.4.  Additional Remedies........................................... 85
     12.5.  Severability.................................................. 85
     12.6.  Parties....................................................... 85
     12.7.  Conflict of Terms............................................. 85



SECTION                                                                  Page
     12.8.  Authorized Signature.......................................... 85
     12.9.  Governing Law; Litigation..................................... 86
     12.10.  Notices...................................................... 87
     12.11.  Section 506(c) Waiver........................................ 88
     12.12.  Waiver of Chapter 5 Claims................................... 88
     12.13.  Reversal of Payments......................................... 89
     12.14.  No Action.................................................... 89
     12.15.  Waiver of Marshalling........................................ 89
     12.16.  Pre-Petition Obligations..................................... 90
     12.17.  Acknowledgement of Security Interests........................ 90
     12.18.  Binding Effect of Documents.................................. 90
     12.19.  Right of Set-Off............................................. 90
     12.20.  Survival..................................................... 91
     12.21.  Section Titles............................................... 91
     12.22.  Counterparts................................................. 91
     12.23.  Joint and Several............................................ 91
     12.24.  GM Access Agreement.......................................... 91
     12.25.  Indemnity.................................................... 91

13.  AGREEMENT BETWEEN THE LENDERS; PARTICIPATIONS;
     ASSIGNMENTS.......................................................... 92
     13.1.  Fund Disbursement............................................. 92
     13.2.  Payment by Lenders............................................ 93
     13.3.  Monthly Accounting............................................ 93
     13.4.  Payments to Lenders........................................... 93
     13.5.  Participations................................................ 93
     13.6.  Obligations Several........................................... 94
     13.7.  Legal Action; Expenses........................................ 94
     13.8.  Application of Proceeds Following Event of Default............ 95
     13.9.  Assignments by the Lenders.................................... 95

14.  AGENCY; AMENDMENTS AND WAIVERS....................................... 96
     14.1.  Appointment................................................... 96
     14.2.  Performance of Duties......................................... 96
     14.3.  Agent Not Liable.............................................. 96
     14.4.  Reliance by Agent............................................. 97
     14.5.  Notice of Event of Default.................................... 97
     14.6.  No Representations; Independent Approval...................... 97
     14.7.  Indemnity..................................................... 98



SECTION                                                                  Page
     14.8.  Agent as Lender............................................... 98
     14.9.  Resignation................................................... 99
     14.10.  Amendments; Waiver........................................... 99
     14.11.  Deemed Consent...............................................100


                        INDEX OF EXHIBITS AND SCHEDULES

Exhibit A                -   Revolving Credit Note
Exhibit B                -   Term Note
Exhibit C                -   Assignment and Transfer
Exhibit D                -   Interim Order

Schedule I               -   List of Lenders
Schedule 1.142           -   Service Marks
Schedule 6.2             -   Executive Offices
Schedule 6.4(a)(i)       -   Ownership of Property; Liens
Schedule 6.4(a)(ii)      -   Ownership of Property; Liens
Schedule 6.4(b)          -   Ownership of Property; Liens
Schedule 6.5             -   Labor Relations; Collective Bargaining Agreements
Schedule 6.6             -   Other Ventures
Schedule 6.9             -   Taxes
Schedule 6.10(a)         -   ERISA
Schedule 6.10(c)         -   ERISA
Schedule 6.10(g)         -   ERISA
Schedule 6.10(h)         -   ERISA
Schedule 6.10(k)         -   ERISA
Schedule 6.14            -   Environmental Matters
Schedule 6.15            -   Capital Stock
Schedule 6.18            -   Schedules
Schedule 6.19            -   Insurance
Schedule 6.21            -   Location of Bank Accounts
Schedule 8.7(b)          -   Cash Management - Net Proceeds of other Collateral
Schedule 9.8(i)          -   Investments
Schedule 12.8            -   Authorized Signature




               POST-PETITION LOAN AND SECURITY AGREEMENT, dated as of May 8, 1997, among HARVARD INDUSTRIES, INC., a Florida corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (herein "Harvard"), DOEHLER-JARVIS, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Inc."), THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Kingston Warren"), HARMAN AUTOMOTIVE, INC., a Michigan corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Harman Automotive"), HAYES-ALBION CORPORATION, a Michigan corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Hayes- Albion"), DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Pottstown"), DOEHLER-JARVIS TECHNOLOGIES. INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Technologies"), and DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Toledo"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC") as agent for the Lenders whose names are set forth on Schedule I hereto (each a "Lender" and collectively the "Lenders" and CITBC as such agent being the "Agent") and the Lenders. Harvard and each of the entities subsequently identified above (other than the Agent and the Lenders) are referred to herein individually as a "Company" and collectively as the "Companies").

                             W I T N E S S E T H :

               WHEREAS, the Companies, the Agent and the Lenders are party to a Financing Agreement dated October 4, 1996 as amended by Amendment No. 1 thereto dated December 20, 1996 and Amendment No. 2 thereto dated April 21, 1997 (as so amended, the "Pre-Petition Loan Agreement"); and

               WHEREAS, on May 8, 1997 (the "Petition Date"), each of the Companies filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code (as hereinafter defined) with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"); and

               WHEREAS, the Companies are continuing to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code; and

               WHEREAS, certain capitalized terms used herein but not defined above are defined in Section 1; and

               WHEREAS, as of the Petition Date, the principal amount of Pre-Petition Obligations owing to the Lenders by the Companies was not less than $115,000,000, of which approximately $70,000,000 was outstanding as Pre-Petition Revolving Credit Loans, approximately $14,000,000 was the face amount of the Pre- Petition Letters of Credit and $30,000,000 was outstanding as Pre-Petition Term Loans; and

               WHEREAS, the Pre-Petition Obligations owing to the Lenders are secured (i) in the case of the Revolving Credit Loans and Letters of Credit, by all of the Companies' Inventory, Accounts, Documents, General Intangibles and Bank Accounts, together with Proceeds of each of the foregoing (collectively, the "Revolving Credit Collateral"), and (ii) in the case of the Term Loans, by the Revolving Credit Collateral and all of the Companies' Equipment, Pledged Collateral and General Intangibles (to the extent therein described), together with Proceeds of each of the foregoing, all as set forth in the Pre-Petition Loan Documents; and

               WHEREAS, an immediate and on-going need exists for the Companies to obtain additional funds in order to continue the operation of their businesses as debtors-in-possession under chapter 11 of the Bankruptcy Code and, accordingly, the Companies have requested that the Lenders extend post-petition financing and make revolving credit and term loan advances and assist the Companies in establishing, opening or maintaining letters of credit and the Lenders are willing to provide such post-petition financing and incur such additional obligations pursuant to sections 364(c)(1), (c)(2) and (c)(3) of the Bankruptcy Code but only for the purposes and upon the terms and conditions set forth in this Post-Petition Loan and Security Agreement; and

               WHEREAS, it is contemplated by the parties hereto that on or after the Petition Date, the Bankruptcy Court will enter the Interim Order and the Final Order, which will approve this Post-Petition Loan and Security Agreement and will authorize the Companies, pursuant to section 364 of the Bankruptcy Code, to incur secured and super-priority indebtedness under the terms and conditions of this Post-Petition Loan and Security Agreement; and

               WHEREAS, in accordance with the Interim Order, the Final Order (when entered by the Bankruptcy Court) and this Post-Petition Loan and Security Agreement, the Lenders will make post-petition loans and other financial accommodations to the Companies;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.  DEFINITIONS

               In addition to the defined terms appearing above, capitalized terms used in this Post-Petition Loan and Security Agreement have (unless otherwise provided elsewhere in this Post-Petition Loan and Security Agreement) the following respective meanings when used herein:

               1.1. ACCOUNTS means all of each Company's now existing and future accounts (as defined in the U.C.C.) and any and all other receivables (whether or not specifically listed on schedules furnished to the Agent and the Lenders), including, without limitation, all accounts created by or arising from all of its sales of goods or rendition of services to its customers, and all accounts arising from sales or rendition of services made under any of its trade names or styles, or through any of its divisions.

               1.2. ACCOUNTS RECEIVABLE ADVANCE PERCENTAGE means eighty-five percent (85%).

               1.3. AGENT FEE means the agency and collateral administration fee payable by the Companies to the Agent in an amount equal to $150,000 per annum, payable in advance on the Closing Date and on the first anniversary thereafter for services provided by the Agent under this Agreement.

               1.4. AGGREGATE NET AVAILABILITY means the Availability less the Availability Reserve then in effect.

               1.5. AGREEMENT means this Post-Petition Loan and Security Agreement, including all amendments, modifications and supplements hereto and any appendices, exhibits or schedules to any of the foregoing, and refers to this Agreement as the same may be in effect at the time such reference becomes operative.

               1.6.  APPLICABLE BASE RATE MARGIN means 1.50% per annum.

               1.7.  APPLICABLE EURODOLLAR RATE MARGIN means 3.50% per annum.

               1.8.  APPLICABLE TERM LOAN MARGIN means 1.75% per annum.

               1.9. ARRANGEMENT FEE means the fee payable by the Companies to the Agent in the amount of $300,000.

               1.10. ASSET SALE PROCEEDS means cash payments in respect of asset sales other than those specifically permitted under Section 9.4 received by any of the Companies (including, without limitation, any cash payments received by way of deferred payment of principal (but not interest) pursuant to a note or receivable or otherwise), and any amount eliminated from any reserve referred to in clause (e) below upon receipt of final cash proceeds, in each case net of the amount of (a) brokers' and advisors' fees and commissions payable in connection with such sale, (b) the fees and expenses attributable to such sale, to the extent not included in clause (a) above, (c) the amount of any Indebtedness (other than the Obligations and the Pre- Petition Obligations) secured by a Lien on the property sold to the extent paid to the holder of the Lien, (d) any amount required to be paid to any Person (other than the Companies) owning a beneficial interest in the property or assets subject to such sale, (e) deduction for the amount of any reserve established in the Consolidated Financial Statements in respect of liabilities retained or representations or warranties made in connection with such sale, including, without limitation, any indemnification associated therewith and (f) all sales taxes and other stamp or documentary taxes paid by the relevant Company in connection with such sale.

               1.11. ASSIGNMENT AND TRANSFER AGREEMENT means each Assignment and Transfer Agreement in the form of Exhibit C hereto.

               1.12. AVAILABILITY means at any time (i) the sum of (a) Eligible Accounts Receivable of the Companies multiplied by the Accounts Receivable Advance Percentage and (b) the Eligible Inventory of the Companies multiplied by the Inventory Advance Percentage less (ii) the sum of (x) the outstanding aggregate principal amount of all Revolving Credit Loans and Pre-Petition Revolving Credit

Loans and (y) the outstanding stated amount of all Letters of Credit and, without duplication, Pre-Petition Letters of Credit and all matured unpaid reimbursement or repayment obligations of the Companies to any Issuing Bank for payment of any draft drawn thereunder.

               1.13. AVAILABILITY RESERVE means (i) $12,000,000 from and after the Closing Date through November 30, 1997, (ii) $17,000,000 from and after December 1, 1997 through December 31, 1997 and (iii) $22,000,000 after December 31, 1997, plus, in each case, such additional amounts as the Agent, in the exercise of its sole discretion, may from time to time establish against the Availability.

               1.14. BANK ACCOUNTS means all now owned and hereafter acquired accounts maintained with any bank or financial institution by any of the Companies.

               1.15. BANKRUPTCY CODE means title 11 of the United States Code or any successor statute thereto.

               1.16. BANKRUPTCY COURT has the meaning set forth in the second paragraph of the recitals of this Agreement or shall mean any other court having competent jurisdiction over the Chapter 11 Cases.

               1.17. BOARD means the Board of Governors of the Federal Reserve System of the United States.

               1.18. BUSINESS DAY means any day that the Agent is open for business in New York, New York, which is not (i) a Saturday, Sunday or legal holiday in the state of New York or (ii) a day on which banking institution chartered by the state of New York or the United States are legally required to close.

               1.19. CANADIAN SUBSIDIARY means Trim Trends Canada Limited, a corporation organized under the federal laws of Canada, but only so long as such entity is a Subsidiary of a Company.

               1.20. CAPITAL EXPENDITURES for any period means the aggregate of all amounts (whether representing expenditures of or Indebtedness incurred by the Companies) that are required to be included in or reflected in the Consolidated Financial Statements as additions to the property, plant or equipment or similar fixed asset of the Companies.

               1.21. CAPITAL LEASE means any lease of property (whether real, personal or mixed) which, in conformity with GAAP, is accounted for as a capital lease or a Capital Expenditure on the balance sheet of the Companies.

               1.22. CAPITAL LEASE OBLIGATIONS means, as to any person, the capitalized amount of all obligations of such person or any of its subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

               1.23.  CASH BUDGET has the meaning set forth in Section 7.1.

               1.24. CASH EQUIVALENTS means (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (ii) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of The Chase Manhattan Bank or any other commercial bank approved by the Agent having maturities of one year or less from the date of acquisition, and (iii) commercial paper of an issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

               1.25. CHAPTER 11 CASES means the cases of the Companies pursuant to chapter 11 of the Bankruptcy Code pending in the Bankruptcy Court.

               1.26. CHARGES means all federal, state, county, city, municipal, local, foreign or other governmental (including, without limitation, PBGC) taxes at the time due and payable, levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations,
(iii) the Companies' employees, payroll, income or gross receipts, (iv) the Companies' ownership or use of any of its assets, or (v) any other aspect of the Companies' businesses.

               1.27. THE CHASE MANHATTAN BANK RATE means the rate of interest per annum announced by The Chase Manhattan Bank from time to time as its prime rate in effect at its principal office in the City of New York. (The prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers.)

               1.28. CHATTEL PAPER means any "chattel paper," as such term is defined in the U.C.C., now owned or hereafter acquired by the Companies.

               1.29. CLAIM has the meaning set forth in section 101(5) of the Bankruptcy Code.

               1.30. CLOSING DATE means the date on or after the date hereof upon which the Lenders make the initial extension of credit hereunder whether in the form of Revolving Credit Loans, a Letter of Credit Guaranty or the Term Loans.

               1.31. CLOSING FEE means the fee payable by the Companies to the Agent for the benefit of the Lenders pursuant to Section 3.10.

               1.32. CODE means the Internal Revenue Code of 1986 (or any successor legislation thereto), as amended from time to time.

               1.33.  COLLATERAL has the meaning set forth in Section 5.1.

               1.34. COMMITMENT means, as to any Lender, the sum of (i) the commitment of such Lender to make Revolving Credit Loans to the Companies under the Revolving Line of Credit and to participate in the Letter of Credit Guaranty within the Revolving Line of Credit and (ii) the principal amount of Term Loans owed to such Lender, as set forth on Schedule I.

               1.35. COMPANY and the COMPANIES has the meaning specified in the preamble of this Agreement.

               1.36.  COMPANIES' PROFESSIONALS has the meaning set forth in
Section 2.5.

               1.37.  CONCENTRATION ACCOUNT has the meaning set forth in
Section 8.7.

               1.38. CONSOLIDATED BALANCE SHEET means a consolidated balance sheet for the Companies and the Subsidiaries of each Company eliminating all inter-company transactions and prepared in accordance with GAAP.

               1.39. CONSOLIDATED FINANCIAL STATEMENTS means the Consolidated Balance Sheet and the related consolidated statements of profit and loss, cash flow and surplus of the Companies and the Subsidiaries of each Company eliminating all inter-company transactions and prepared in accordance with GAAP.

               1.40. CONSOLIDATING BALANCE SHEET means a Consolidated Balance Sheet for the Companies and the Subsidiaries of each Company showing all eliminations of inter-company transactions and prepared in accordance with GAAP except that investments in Subsidiaries are accounted for under the cost method, "push down" accounting resulting from the 1992 reorganization and the 1995 acquisition of DJ Inc. is utilized in the elimination column and corporate allocations are effected on an annual basis.

               1.41. CONTAMINANT means any substance regulated or forming the basis of liability under any Environmental Law, including, without limitation, any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

               1.42. CONTRACTS means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Company may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, or any agreement relating to the terms of payment or the terms of performance thereof.

               1.43. CUSTOMARILY PERMITTED LIENS means: (i) Liens of local or state authorities for franchise or other like taxes, provided the aggregate amounts of such Liens shall not exceed $500,000 in the aggregate for all the Companies at any one time; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other like Liens imposed by law, created in the ordinary course of business and for amounts not yet due (or which are being contested in good faith by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such Liens) and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iii) deposits made (and the Liens thereon) in the ordinary course of business (including, without limitation, security deposits for leases, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids and contracts (other than for the payment or guarantee of money or purchase money obligations) entered into in the ordinary course of business, statutory obligations and other similar obligations arising as a result of progress payments under government contracts; (iv) Liens imposed for taxes or assessments with respect to the Real Estate for amounts not yet due (or which are being contested in good faith by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such Liens); and (v) title restrictions, easements, restrictions and other title imperfections applicable to the Real Estate that, in the aggregate, do not impair its use in the business of the Companies and are of types customarily acceptable to commercial mortgage lenders in the jurisdiction in which such Real Estate is located.

               1.44. DEFAULT means any event or condition which upon notice or lapse of time or both would constitute an Event of Default.

               1.45. DEFAULT RATE OF INTEREST means a rate of interest per annum equal to the sum of: (i) two percent (2%) plus (ii) the applicable contract rate of interest on the Revolving Credit Loans and Term Loans based upon the applicable increment over The Chase Manhattan Bank Rate as determined under Section 3, which the Agent on behalf of the Lenders shall be entitled to charge the Companies on the Obligations to the extent provided in Section 11.2.

               1.46. DESIGNATED BORROWING OFFICER means Joseph Gagliardi or William Warren or such other individual or individuals as may be designated in writing by Harvard to the Agent.

               1.47. DOCUMENTARY LETTERS OF CREDIT means Letters of Credit in support of trade obligations of the Companies incurred in the ordinary course of business.

               1.48. DOCUMENTS means all present and future documents (as defined in the U.C.C.) including, without limitation, all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not and all goods and Inventory relating thereto.

               1.49. EARLY TERMINATION FEE means the fee in the amount of 1% of the Line of Credit which the Agent on behalf of the Lenders is entitled to charge the Companies in the event the Companies, other than upon consummation of a plan of reorganization (i) terminate the Line of Credit or this Agreement, or (ii) refinance the Line of Credit with other lenders, in either case on a date prior to the first anniversary of the Closing Date.

               1.50. EBITDA means, for any period, the consolidated net income of the Companies for such period determined in accordance with GAAP plus (a) the sum of the following amounts for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of such consolidated net income and without duplication: (i) depreciation expense, (ii) amortization expense, (iii) interest expense, (iv) income tax expense, (v) losses on the sale of fixed assets outside of the ordinary course of business,
(vi) the non-cash portion of post-retirement benefits and (vii) professional fees and expenses payable in the Chapter 11 Cases and less (b) gains on the sale of fixed assets outside of the ordinary course of business determined in accordance with GAAP to the extent included in the determination of such consolidated net income.

               1.51. ELIGIBLE ACCOUNTS RECEIVABLE means, as to any Company, the gross amount of such Company's Trade Accounts Receivable that are subject to a valid, first priority (except that in the case of such Receivables which constitute Pre- Petition Collateral, a second priority lien and security interest subject only to the lien and security interest in favor of the Agent under the Pre-Petition Loan Agreement) and fully perfected lien and security interest in favor of the Agent on behalf of the Lenders and which conform to all applicable warranties contained herein less, without duplication, the sum of (a) any returns, discounts, claims, credits and allowances of any nature (whether issued, owing, granted or outstanding) and (b) reserves for: (i) sales to the United States of America or to any agency, department or division thereof unless the Agent shall have received an executed assignment of claims form in respect thereof satisfactory to the Agent; (ii) foreign sales other than sales (A) secured by stand-by letters of credit (in form and substance satisfactory to the Agent) issued or confirmed by, and payable at, banks having a place of business in the United States of America and payable in United States currency or (B) to customers residing in Canada provided such sales otherwise comply with all of the other criteria for eligibility hereunder, are payable in United States currency and such sales do not exceed $5,000,000 in the aggregate at any one time; (iii) Accounts that remain unpaid more than ninety (90) days from invoice date; (iv) contras; (v) sales to any Subsidiary or to any Person affiliated with the Companies in any way; (vi) bill and hold (deferred shipment) or consignment sales; (vii) sales to any customer which is
(A) insolvent, (B) the debtor in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, (C) negotiating, or has called a meeting of its creditors for purposes of negotiating, a compromise of its debts or (D) financially unacceptable to the Agent or has a credit rating unacceptable to the Agent; (viii) all sales to any customer if fifty percent (50%) or more of either (A) all outstanding invoices or (B) the aggregate dollar amount of all outstanding invoices, are unpaid more than ninety (90) days from invoice date; (x) any other reason deemed appropriate by the Agent in its reasonable business judgment and which is customary either in the commercial finance industry or in the lending practices of the Agent and/or the Lenders and relating to the Agent's belief, in its sole discretion, that the collection of any of such Trade Accounts Receivable is insecure or that any of such Trade Accounts Receivable may not be paid in accordance with its terms; (xi) an amount representing, historically, returns, discounts, claims, credits and allowances; and (xii) Eligible Tooling Receivables in excess of $6,000,000.

               1.52. ELIGIBLE INVENTORY means, as to any Company, the gross amount of such Company's Inventory, at the lower of cost or market, that is subject to a valid, first priority (except that in the case of such Inventory which constitutes Pre- Petition Collateral, a second priority lien and security interest subject only to the lien and security interest in favor of the Agent under the Pre-Petition Loan Agreement) and fully perfected lien and security interest in favor of the Agent on behalf of the Lenders and which conforms to all applicable warranties contained herein and which at all times continues to be acceptable to the Agent in the exercise of its reasonable business judgment less any supplies (other than raw materials), goods not present in the United States of America, goods returned or rejected by its customers other than goods that are undamaged and resalable in the normal course of business, goods to be returned to its suppliers, goods in transit to third parties (other than its agents or warehouses), Inventory in possession of a warehouseman, bailee or other third party unless such warehouseman, bailee or third party has executed a notice of security agreement (in form and substance satisfactory to the Agent) and the Agent has taken all other action required in its judgment to perfect its security interest in such Inventory, and less any reserves required by the Agent in its sole reasonable discretion for special order goods, market value declines and bill and hold (deferred shipment) or consignment sales or otherwise which are customary either in the commercial finance industry or in the lending practices of the Agent, based upon such credit and collateral considerations as the Agent may deem appropriate; provided, however, that for the purposes of determining Availability, the outstanding principal amount of Revolving Credit Loans and Pre-Petition Revolving Credit Loans, supported by Eligible Inventory cannot exceed $20,000,000 at any time.

               1.53. ELIGIBLE TOOLING RECEIVABLE means all Trade Accounts Receivable in respect of tooling and dies for a customer of a Company; provided, however, that no Trade Accounts Receivable shall be an Eligible Tooling Receivable until (i) the last and final balance in respect of the completed item has been invoiced by such Company and (ii) such item has been accepted in writing by the customer.

               1.54. ENVIRONMENTAL ACTIONS means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any Governmental Authority or any third party involving a Release (i) from or onto any of the properties presently or formerly owned or leased by any of the Companies or (ii) from or onto any facilities which received Hazardous Materials from any of the Companies or involving any violation of any Environmental Law.

               1.55. ENVIRONMENTAL LAWS means all applicable federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including, without limitation, any judicial or administrative order, consent decree or judgment, relating to the regulation and protection of human health, safety, the environment or natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C. ss. 180 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. ss. 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss. 6901 et seq.) ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C. ss. 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. ss. 7401 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. ss. 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. ss. 651 et seq.); and the Safe Drinking Water Act, as amended (42 U.S.C. ss. 300f et seq.), and their state and local counterparts or equivalents and any transfer of ownership notification or approval statute, including, without limitation, the New Jersey Industrial Site Recovery Act (N.J. Stat. Ann. ss. 13:1K-6 et seq.) ("ISRA").

               1.56. ENVIRONMENTAL LIABILITIES AND COSTS means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including, without limitation, any thereof arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other person, and which relate to any environmental, health or safety condition, or a Release or threatened Release, and result from the past, present or future operations of, or ownership of property by, such person or any of its Subsidiaries.

               1.57. ENVIRONMENTAL LIEN means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

               1.58. EQUIPMENT means all of a Company's present and hereafter acquired equipment (as defined in the U.C.C.) including, without limitation, all machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto; provided, however, that Equipment shall not include Excluded Equipment.

               1.59. ERISA means the Employee Retirement Income Security Act or 1974, as amended from time to time and the rules and regulations promulgated thereunder from time to time.

               1.60. ERISA AFFILIATE means any trade or business (whether or not incorporated) under common control or treated as a single employer with any of the Companies within the meaning of Section 414 (b), (c), (m) or (o) of the Code.

               1.61. ERISA EVENT means (i) a Reportable Event with respect to a Title IV Plan or a Multiemployer Plan; (ii) the withdrawal of any of the Companies or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (iii) the complete or partial withdrawal of any of the Companies or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA of a Title IV Plan;
(v) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (vi) the failure to make any required contribution to a Qualified Plan; or (vii) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under
Section 4007 of ERISA.

               1.62.  ESNA means Harvard's Elastic Stop Nut Division.

               1.63.  EVENT OF DEFAULT has the meaning set forth in Section 11.

               1.64. EXCLUDED EQUIPMENT means Equipment and any Documents and General Intangibles relating specifically to such Equipment in existence on the Closing Date which is the subject to a Capital Lease among USL Capital Corporation as lessor and any Company as lessee, which Capital Lease by its terms prohibits the Agent and the Lenders from taking a security interest in the Equipment financed by such Capital Lease and any Equipment acquired after the Petition Date that is subject to a Permitted Purchase Money Lien which by its terms prohibits the Agent and the Lenders from taking a security interest in the Equipment financed thereby.

               1.65. EXECUTIVE OFFICERS means any of the Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer, Vice Presidents, Treasurer, Controller and Secretary of Harvard.

               1.66. EXISTING LIENS means all Liens existing on the Petition
Date.

               1.67. FEE AWARDS has the meaning set forth in Section 2.5.

               1.68. FINAL ORDER means an order entered by the Bankruptcy Court pursuant to section 364 of the Bankruptcy Code, approving this Agreement, the other Post-Petition Loan Documents and authorizing the incurrence by the Companies of permanent post-petition secured and super-priority indebtedness in accordance with this Agreement, and as to which no stay has been entered and which has not been reversed, modified, vacated or overturned, in form and substance satisfactory to the Agent and the Lenders.

               1.69. FISCAL QUARTER means each three (3) month period ending on December 31, March 31, June 30, and September 30 of each year.

               1.70. FISCAL YEAR means each twelve (12) month period commencing on October 1 of each year and ending on the following September 30.

               1.71. FIXED CHARGES means, for any Person for any period, the sum of (i) the Net Interest Expense of such Person for such period, (ii) interest capitalized during construction for such period to the extent deducted in the determination of such Net Interest Expense, (iii) the principal amount of Indebtedness, including Capital Lease Obligations, of such Person and each of its Subsidiaries determined on a consolidated basis in conformity with GAAP having a scheduled due date during such period, (iv) Capital Expenditures of such Person made during such period, paid in cash, but other than in respect of Capital Lease Obligations to the extent included in clause (iii) above and (v) scheduled payments pursuant to settlement agreements in respect of Environmental Actions.

               1.72. GAAP means generally accepted accounting principles in the United States of America as in effect from time to time and for the period as to which such accounting principles are to apply except that, for the purposes of Sections 8.9, 8.10 and 8.14, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the Consolidated Financial Statements for the Fiscal Year ended September 30, 1996.

               1.73. GENERAL INTANGIBLES means all of a Company's "general intangibles" as such term is defined in the U.C.C. and shall include, without limitation, all present and future right, title and interest in and to all trade names, Trademarks (together with the goodwill associated therewith), Patents, licenses, customer lists, distribution agreements, supply agreements and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise.

               1.74. GOVERNMENTAL AUTHORITY means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               1.75. HAZARDOUS MATERIALS shall mean (i) any element, compound or chemical that is defined, listed or otherwise classified as a solid waste, contaminant, pollutant, toxic pollutant, hazardous substance, extremely hazardous substance, toxic substance, hazardous waste, or special waste under any Environmental Law; (ii) petroleum and its refined fractions; (iii) any polychlorinated biphenyls; (iv) any flammable, explosive or radioactive materials; and (v) any asbestos-containing materials.

               1.76. INDEBTEDNESS means, without duplication, all liabilities, contingent or otherwise, which are any of the following: (a) obligations in respect of money (borrowed or otherwise and including, without limitation, reimbursement and all similar obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured) or for the deferred purchase price of property, services or assets, other than Inventory, but excluding trade payables not more than

30 days overdue incurred in the ordinary course of business or (b) lease obligations which, in accordance with GAAP, have been or which should be capitalized.

               1.77. INSTRUMENTS means any "instrument," as such term is defined in the U.C.C., now owned or hereafter acquired by a Company, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

               1.78. INTEREST RATE PROTECTION AGREEMENT means any interest rate cap agreement, interest rate swap agreement or other agreement or arrangement that is entered into by any Company in order to protect such Company against fluctuations in interest rates.

               1.79. INTERIM ORDER shall mean the order substantially in the form annexed hereto as Exhibit D entered by the Bankruptcy Court pursuant to section 364(c) of the Bankruptcy Code and Bankruptcy Rule 4001(c), approving this Agreement, the other Post-Petition Loan Documents and authorizing the Companies to incur interim post-petition secured and super-priority indebtedness in accordance with this Agreement.

               1.80. INVENTORY means all of a Company's present and hereafter acquired inventory (as defined in the U.C.C.), including, without limitation, all merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; in all stages of production from raw materials through work-in-process to finished goods.

               1.81. INVENTORY ADVANCE PERCENTAGE means (a) in the case of raw material and finished goods Inventory, sixty percent (60%) and (b) in the case of work-in-process Inventory, twenty-five percent (25%).

               1.82. IRS means the Internal Revenue Service, or any successor thereto.

               1.83. ISSUING BANK means any bank issuing a Letter of Credit for the Companies.

               1.84. LEASES means, with respect to the Companies, all of those leasehold interests in real property owned by any of the Companies, as lessee, as such may be amended, supplemented or otherwise modified from time to time to the extent permitted by this Agreement.

               1.85. LETTER OF CREDIT GUARANTY means each guaranty, delivered by the Agent on behalf of the Lenders to an Issuing Bank, of any Company's reimbursement obligation under such Issuing Bank's reimbursement agreement, application for a Letter of Credit or other like document.

               1.86. LETTER OF CREDIT GUARANTY FEE means the fees the Agent on behalf of the Lenders may charge the Companies under Section 3.5 for: (a) issuing the Letter of Credit Guaranty or (b) otherwise aiding the Companies in obtaining Letters of Credit.

               1.87. LETTER OF CREDIT SUB-LINE means $25,000,000 in the aggregate for the Companies less the face amount of outstanding Pre-Petition Letters of Credit; provided, however, that no more than $3,000,000 of this Letter of Credit Sub-Line shall be available for the issuance or guarantee of Documentary Letters of Credit, inclusive of Pre-Petition Documentary Letters of Credit.

               1.88. LETTERS OF CREDIT means all letters of credit issued with the assistance of the Agent on behalf of the Lenders by any Issuing Bank for or on behalf of the Companies.

               1.89. LIBOR means at any time of determination, and subject to availability, for each interest period the rate determined by the Agent to be the applicable London interbank offered rate paid in London on dollar deposits from other banks as (a) quoted by The Chase Manhattan Bank or, if such quotation is not available, the rate published under "Money Rates" in the New York City edition of The Wall Street Journal or if there is no such publication or statement therein as to LIBOR then in any publication used in the New York City financial community or (b) if no rate is available to the Agent using the sources in clause (a) above, the rate determined by the Agent based upon information presented on Telerate Systems at Page 3750 as of 11:00 a.m. (London
Time).

               1.90. LIBOR LOAN means each portion of the Revolving Credit Loans for which the Companies have elected to use LIBOR for interest rate computations.

               1.91. LIBOR PERIOD means the LIBOR for one month, two month, three month or six month U.S. dollar deposits, as selected by the Companies.

               1.92. LIEN means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or other obligation, and includes, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, and the filing, under the U.C.C. or comparable law of any jurisdiction, of any financing statement naming the owner of the asset to which such Lien relates as debtor; provided, however, that Liens shall not include the Access and Occupancy Agreement and related Accommodation Agreement between any Company and General Motors Corporation and any similar agreements consented to by the Agent.

               1.93. LINE OF CREDIT means the commitment of the Lenders to make Revolving Credit Loans pursuant to Section 2.1, to make Term Loans pursuant to
Section 2.2 and to assist the Companies in opening Letters of Credit pursuant to Section 2.3.

               1.94.  LOCAL ACCOUNT has the meaning set forth in Section 8.7(b).

               1.95. MATERIAL ADVERSE CHANGE means a material adverse change in any of (i) the condition (financial or otherwise), business, performance, operations or properties of the Companies taken as one enterprise, (ii) the legality, validity or enforceability of any Post-Petition Loan Document, (iii) the perfection or priority of the Liens granted pursuant to this Agreement,
(iv) the ability of the Companies to repay the Obligations or to perform their obligations under any of the Post-Petition Loan Documents, or (v) the rights and remedies of the Lenders or the Agent under the Post-Petition Loan Documents.

               1.96. MATERIAL ADVERSE EFFECT means an effect that results in or causes, or has a reasonable likelihood of resulting in or causing, a Material Adverse Change.

               1.97. MULTIEMPLOYER PLAN means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, and to which any of the Companies or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

               1.98. NET INTEREST EXPENSE means, for any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis in conformity with GAAP, less (a) the following for such Person and its Subsidiaries determined on a consolidated basis in conformity with GAAP: the sum of (i) interest capitalized during construction for such period, (ii) interest income for such period, and (iii) gains for such period on Interest Rate Protection Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus (b) the following for such Person and its Subsidiaries determined on a consolidated basis in conformity with GAAP: the sum of (i) losses for such period on Interest Rate Protection Agreements (to the extent not included in such gross interest expense), and
(ii) the amortization of upfront costs or fees for such period associated with Interest Rate Protection Agreements (to the extent not included in gross interest expense).

               1.99. OBLIGATIONS means all loans and advances made by the Agent and/or the Lenders to the Companies or to others for the Companies' account (including, without limitation, all Revolving Credit Loans, Term Loans and Letters of Credit) arising under or in connection with this Agreement or any other Post-Petition Loan Document; any and all other indebtedness and obligations which may at any time be owing by the Companies to the Agent and/or the Lenders arising under or in connection with this Agreement or any of the other Post-Petition Loan Documents or under any other agreement or arrangement now or hereafter entered into between the Companies and the Agent and/or the Lenders under or in connection with this Agreement or any of the other Post-Petition Loan Documents and, whether now in existence or incurred by the Companies from time to time hereafter; whether secured by pledge, Lien upon or security interest in any of the Companies' assets or property or the assets or property of any other Person; whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether the Companies are liable to the Agent and/or the Lenders for such indebtedness as principal, surety, endorser, guarantor or otherwise. Obligations include indebtedness or obligations incurred by, or imposed on, the Agent and/or the Lenders as a result of environmental claims (other than solely as a result of actions of the Agent and/or the Lenders) arising out of any one or more of the Companies' operations, premises or waste disposal practices or sites; any Company's liability to the Agent and/or the Lenders as maker or endorser on any promissory note or other instrument for the payment of money; the Companies' liability to the Agent and/or the Lenders under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which the Agent and/or the Lenders may make or issue to others for any Company's account, including any accommodation extended with respect to applications for Letters of Credit, the Agent's (on behalf of the Lenders) acceptance of drafts or the Agent's (on behalf of the Lenders) endorsement of notes or other instruments for any Company's account and benefit, in each case under or in connection with this Agreement or any of the other Post-Petition Loan Documents.

               1.100. OPERATING ACCOUNT has the meaning specified in Section 8.7(d).

               1.101. OUT-OF-POCKET EXPENSES means all of the Agent's and/or the Lenders' present and future expenses incurred relative to this Agreement or any other Post-Petition Loan Document, whether incurred heretofore or hereafter, which expenses shall include, without being limited to, the cost of record searches, all costs and expenses incurred by the Agent and/or the Lenders in opening bank accounts, depositing checks, receiving and transferring funds, and any charges imposed on the Agent and/or the Lenders due to "insufficient funds" of deposited checks and the Agent's and/or the Lenders' standard fee relating thereto, any amounts paid by the Agent and/or the Lenders, incurred by or charged to the Agent and/or Lenders by the Issuing Bank under any Letter of Credit Guaranty or any Company's reimbursement agreement, application for Letter of Credit or other like document which pertain either directly or indirectly to such Letters of Credit, and the Agent's and/or the Lenders' standard fees relating to the Letters of Credit and any drafts thereunder, reasonable local counsel fees, and fees and taxes relative to the filing of financing statements.

               1.102. PATENTS means all present and hereafter acquired patents and/or patent rights of the Companies.

               1.103. PBGC means the Pension Benefit Guaranty Corporation, or any successor thereto.

               1.104. PENSION PLAN means an employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which any of the Companies or if a Title IV Plan, any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

               1.105. PERMIT means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

               1.106. PERMITTED ENCUMBRANCES means: (i) the Existing Liens;
(ii) any Lien created under the Post-Petition Loan Documents; (iii) Permitted Purchase Money Liens; and (iv) Customarily Permitted Liens.

               1.107. PERMITTED EXPENSES has the meaning set forth in Section 2.5(a).

               1.108. PERMITTED INDEBTEDNESS means: (i) Indebtedness in existence on the Petition Date; (ii) Indebtedness secured by Permitted Purchase Money Liens; (iii) Obligations; (iv) Indebtedness between or among the Companies; and (v) the obligations of the Companies pursuant to Interest Rate Protection Agreements and hedging arrangements covering aluminum and other raw materials, in either case entered into with the Agent's consent.

               1.109. PERMITTED OVERADVANCE has the meaning specified in
Section 2.1(a).

               1.110. PERMITTED OVERADVANCE AMOUNT shall mean up to $7,500,000 which may be outstanding under the Revolving Line of Credit as "overadvances" pursuant to Section 2.1(a) because they represent amounts in excess of the Aggregate Net Availability.

               1.111. PERMITTED PRE-PETITION CLAIM PAYMENT means any payment (as adequate protection or otherwise) on account of any Claim arising or deemed to have arisen prior to the Petition Date in respect of (i) pre-petition employee wages, salaries, sick pay, vacation pay (including "personal days"), holiday pay, and other accrued compensation; (ii) obligations to make payments for which employee payroll deductions were made; (iii) obligations to make pre-petition contributions and pay benefits under employee benefit plans; (iv) all costs and expenses incident to the payments and contributions described in
(i) through (iii) (including payroll-related taxes and processing costs); (v) "first day orders" approved by the Agent; (vi) adequate protection payments not to exceed $2,000,000 per annum authorized by the Bankruptcy Court in respect of secured pre-petition Indebtedness or (vii) other payments approved by the Agent.

               1.112. PERMITTED PURCHASE MONEY LIENS means Liens on any item of equipment acquired after the Petition Date, provided that (i) each such Lien shall attach only to the equipment to be acquired, (ii) a description of the equipment so acquired is furnished to the Agent, (iii) the Indebtedness secured by such Lien shall not exceed at the time of issuance of such Indebtedness the lesser of the cost or fair market value of the equipment acquired thereby and
(iv) the Indebtedness incurred in connection with all such acquisitions shall not exceed in the aggregate $30,000,000 at any time outstanding.

               1.113. PERSON means an individual, partnership, corporation (including, without limitation, a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a Governmental Authority.

               1.114. PETITION DATE has the meaning set forth in the recitals of this Agreement.

               1.115. PLAN means an employee benefit plan, as defined in
Section 3(3) of ERISA, which any of the Companies maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

               1.116. PLEDGED COLLATERAL means (i) all of the Pledged Shares;
(ii) all additional shares of stock or other securities of any issuer of the Pledged Shares from time to time acquired by any of the Companies in any manner; (iii) the certificates representing the shares referred to in clauses
(i) and (ii) above; and (iv) all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing to the extent provided herein.

               1.117. PLEDGED SHARES means all of the shares of capital stock of a Subsidiary (other than the Canadian Subsidiary and 177192 Canada Inc.) owned at the date hereof by any of the Companies.

               1.118. POST-PETITION LOAN DOCUMENTS means this Agreement, the Revolving Credit Notes, the Term Loan Notes, and all other agreements, instruments, certificates and documents executed by or on behalf of any Company and/or delivered to the Agent and the Lenders in connection with this Agreement.

               1.119. PRE-PETITION COLLATERAL means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Company in or upon which a Lien has been granted to the Agent under any of the Pre-Petition Loan Documents.

               1.120. PRE-PETITION INVENTORY means the Inventory of any Company as of the Petition Date.

               1.121. PRE-PETITION LETTER OF CREDIT has the meaning set forth in Section 2.3

               1.122. PRE-PETITION LOAN AGREEMENT has the meaning set forth in the recitals of this Agreement.

               1.123. PRE-PETITION LOAN DOCUMENTS means the Pre-Petition Loan Agreement, each "Loan Document" under and defined in the Pre-Petition Loan Agreement and any other instrument, agreement, or other writing or filing executed by or on behalf of any Company in connection with or contemplated by the Pre- Petition Loan Agreement including, without limitation, mortgages, deeds of trust, chattel mortgages, pledges, powers of attorney, financing statements and all other written matter executed by or on behalf of Companies and/or delivered to the Agent (as therein defined) in connection with the Pre-Petition Loan Agreement.

               1.124. PRE-PETITION OBLIGATIONS means all loans, advances, debts, liabilities and obligations for monetary amounts (whether or not such amounts are liquidated or determinable) owing by any Company prior to the Petition Date, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by a note, agreement or other instrument, arising under any of the Pre-Petition Loan Documents. This term includes, without limitation, all interest, charges, expenses, attorney's fees and any other sum chargeable or payable under any of the Pre-Petition Loan Documents.

               1.125. PRE-PETITION REVOLVING CREDIT LOANS means all outstanding revolving credit loan obligations under the Pre-Petition Loan Agreement.

               1.126. PRE-PETITION TERM LOANS means all outstanding term loan obligations under the Pre-Petition Loan Agreement.

               1.127. PROCEEDS means "proceeds," as such term is defined in
Section 9-306(1) of the U.C.C., and, in any event, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Company from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

               1.128. PROMISSORY NOTES means the notes, in the form of Exhibits A and B attached hereto, delivered by the Companies to the Lenders to evidence the Revolving Credit Loans and the Term Loans pursuant to, and repayable in accordance with, the provisions of Section 2.

               1.129. QUALIFIED PLAN means an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under
Section 401(a) of the Code, and which any of the Companies or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

               1.130. RATABLE PORTION or RATABLY means, with respect to any Lender, the quotient obtained by dividing the Commitment of such Lender by the Commitments of all Lenders.

               1.131. REAL ESTATE means the Companies' fee and/or leasehold interests in real property.

               1.132. RELEASE means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case of any Hazardous Material, into the indoor or outdoor environment or into or out of any property owned by such Person, including, without limitation, the movement of Contaminants through or in the air, soil, surface water, ground water or property.

               1.133. REMEDIAL ACTION means all actions required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment, (ii) prevent the Release or threat of Release or minimize the further

Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or
(iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

               1.134. REPORTABLE EVENT means any of the events described in
Section 4043(c)(1), (2), (3), (5), (6), (8) or (9) of ERISA.

               1.135. REQUIRED LENDERS means, at any time, Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the sum of (a) the then aggregate unpaid principal amount of the Term Loans and (b) the Revolving Line of Credit or, if no Term Loans or Revolving Credit Loans are outstanding, Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the Revolving Line of Credit; provided, however, that if the Revolving Line of Credit has been terminated, it means Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the aggregate amount of outstanding Term Loans and Revolving Credit Loans.

               1.136. REQUIREMENT OF LAW means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such person, and all federal, state and local laws, rules and regulations, and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such person or any of its property or to which such Person or any of its property is subject.

               1.137. REVOLVING CREDIT LOANS means the loans and advances made, from time to time, to or for the account of the Companies by the Agent on behalf of the Lenders pursuant to Section 2.1 and any advances deemed made from time to time pursuant to Section 2.3(c).

               1.138. REVOLVING CREDIT NOTES means the promissory notes in the form of Exhibit A hereto executed by the Companies to evidence Revolving Credit Loans made by the Agent on behalf of the Lenders to the Companies pursuant to
Section 2.

               1.139. REVOLVING LINE OF CREDIT means the commitment of the Lenders to make Revolving Credit Loans pursuant to Section 2 in an aggregate amount of up to $110,000,000, less the unpaid amount of the Pre-Petition Revolving Credit Loans and the outstanding face amount of the Pre-Petition Letters of Credit and all matured unpaid reimbursement or repayment obligations thereunder.

               1.140. REVOLVING LINE OF CREDIT FEE means the fee due the Agent for the benefit of the Lenders at the end of each month for the Revolving Line of Credit, in an amount equal to the product of the difference between the average daily amount of the Revolving Line of Credit and the sum of the average daily balance of outstanding Revolving Credit Loans and Letters of Credit during said month multiplied by 0.50% per annum for the number of days in said month divided by 360.

               1.141. REVOLVING LOAN ACCOUNT has the meaning specified in
Section 2.1(f).

               1.142. SERVICE MARKS means all service marks and certificates of registration of the Companies, together with the goodwill of the business associated with or symbolized by such marks and registrations, together with
(i) all other tradenames, trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, logos, other designs or sources or business identifiers or similar devices, all registrations with respect thereto, and all applications with respect to the foregoing, and all reissues, divisions, continuations, extensions, renewals, and continuations-in-part with respect to any of the foregoing, (ii) all of the goodwill of the business connected with and symbolized by such tradenames, Trademarks, service marks, corporate names, company styles, logos, other designs, or sources of business identifiers or similar devices, throughout the world, in each case whether now owned or hereafter created or acquired, and
(iii) all rights associated with the foregoing, including license royalties, claims or rights against third parties for any past, present or future infringement of any mark, Trademark or similar device, and all corresponding rights, throughout the world.

               1.143. SETTLEMENT DATE means the date, weekly and more frequently, at the discretion of the Agent, that the Agent and the Lenders shall settle amongst themselves so that (x) the Agent shall not have, as the Agent, any money at risk and (y) on such Settlement Date the Lenders shall have a Ratable Portion of all outstanding Revolving Credit Loans and Letters of Credit, provided that each Settlement Date for a Lender shall be a Business Day on which such Lender and its bank are open for business.

               1.144. SUBSIDIARY means any corporation, association, partnership or other business entity of which more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of other interests (including general partnership interests) are at the time owned or controlled, directly or directly, by any Company or any Subsidiary of any Company.

               1.145. Superior Existing Liens means all valid, perfected, enforceable, and nonavoidable liens and security interests of record existing immediately prior to the Petition Date and includes all liens and security interests under the Pre-Petition Loan Documents.

               1.146. TERMINATION DATE means the date occurring two (2) years from the Closing Date or, if earlier, the date the Line of Credit is terminated.

               1.147. TERM LOANS means the term loans in the principal amount of $65,000,000 made by the Agent on behalf of the Lenders pursuant to, and repayable in accordance with, the provisions of Section 2.2.

               1.148. TERM NOTE means the promissory notes in the form of Exhibit B hereto executed by the Companies to evidence the Term Loans made by the Agent on behalf of the Lenders under Section 2.2.

               1.149. TITLE IV PLAN means any retirement plan subject to Title IV of ERISA or Section 412 of the Code (other than a Multiemployer Plan) to which any of the Companies or any ERISA Affiliate has any liability (contingent or otherwise) with respect to its former or active employees (or their beneficiaries).

               1.150. TRADE ACCOUNTS RECEIVABLE means that portion of Accounts which arises from the sale of Inventory or the rendition of services in the ordinary course of business.

               1.151. TRADEMARKS means all present and hereafter acquired trademarks and/or trademark rights (together with the goodwill associated therewith) and all cash and non-cash proceeds thereof.

               1.152. U.C.C. means the Uniform Commercial Code as in effect from time to time in the State of New York.

               1.153. UNFUNDED PENSION LIABILITY means, as to any of the Companies at any time, the aggregate amount, if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan of such Company, or any ERISA Affiliate exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (ii) for a period of five years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any of the Companies or any ERISA Affiliate as a result of such transaction.

               1.154. UNITED STATES TRUSTEE means the United States Trustee appointed to serve in the District of Delaware pursuant to 28 U.S.C. ss. 581 et seq.

               1.155. WELFARE BENEFIT PLAN means an employee welfare benefit plan, as defined in Section 3(1) of ERISA, to which any of the Companies maintains, contributes to, contributed to within the six year period prior to the Closing Date, or has an obligation to contribute to, on behalf of its former or active employees (or their beneficiaries).

               1.156. WITHDRAWAL LIABILITY means, as to any of the Companies, at any time, the aggregate amount of the liabilities of any of the Companies or any ERISA Affiliate pursuant to Section 4201 of ERISA, and any increase in contributions required to be made pursuant to Section 4243 of ERISA, with respect to all Multiemployer Plans.

               Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the U.C.C. to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented and not to any particular section, subsection or clause contained in this Agreement.

               Each reference to a Section, Schedule or Exhibit is to a Section, Schedule or Exhibit, respectively, of or to this Agreement, unless otherwise specified or the context otherwise requires.

               Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

2.  AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT

               2.1. Revolving Credit Loans. (a) Upon the Agent's receipt from the Companies of executed Revolving Credit Notes in the form of Exhibit A hereto payable to the Lenders, each Lender severally agrees, subject to the terms and conditions of this Agreement from time to time from the Closing Date through the Termination Date, and within (i) the Aggregate Net Availability and
(ii) the Revolving Line of Credit, to make loans and advances to the Companies on a revolving basis (i.e., subject to the limitations set forth herein, the Companies may borrow, repay and re-borrow Revolving Credit Loans). Each Lender further agrees to make available to the Companies during the period beginning on the 20th of each month and expiring at the end of each such month, overadvances (each a "Permitted Overadvance") in an amount not exceeding (for all Lenders) the Permitted Overadvance Amount. Each request for a Revolving Credit Loan or a Permitted Overadvance shall be delivered by a Designated Borrowing Officer on behalf of the Companies and shall constitute, unless otherwise disclosed in writing to the Agent and the Lenders, a representation and warranty by the Companies that (a) the representations and warranties contained in this Agreement are true and correct in all material respects on and as of such date as though made on and as of such date, (b) after giving effect to the requested advance, no Default or Event of Default has occurred and (c) such requested Revolving Credit Loan, when added to the aggregate Revolving Credit Loans, Letters of Credit and unpaid reimbursement obligations related to drawings under such Letters of Credit which are then outstanding and Revolving Credit Loans and Letters of Credit for which requests have been delivered to the Agent by the Companies, is within the Revolving Line of Credit and, except in the case of Permitted Overadvances, the Aggregate Net Availability. All requests for loans and advances, other than LIBOR Loans, must be received by an officer of the Agent no later than 1:00 p.m., New York time, of the day on which such loans and advances are required. No Lender shall be required to advance any amount in excess of such Lender's Ratable Portion of the amount requested (including any request for a Permitted Overadvance).

               (b) Each of the Companies will, upon the creation of Accounts, execute and deliver to the Agent in such form and manner as the Agent may reasonably require, solely for the Agent's convenience in maintaining records of collateral, such confirmatory schedules of Accounts as the Agent may reasonably request, and such other appropriate reports designating, identifying and describing the Accounts as the Agent may reasonably require. In addition, upon the Agent's request each of the Companies shall provide the Agent with copies of agreements with, or purchase orders from, the Companies' customers, and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other Collateral as the Agent may reasonably require. Failure to provide the Agent with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the Liens granted herein. The Companies hereby authorize the Agent to regard a Company's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by such Company's authorized officers or agents.

               (c) Each of the Companies hereby represents and warrants with respect to itself and, in the case of Harvard, with respect to itself and the other Companies that: each of its Trade Accounts Receivable included in Eligible Accounts Receivable is based on an actual and bona fide sale and delivery of goods or rendition of services to customers, made by it in the ordinary course of its business; the goods and Inventory being sold and the Trade Accounts Receivable thereby created are its exclusive property and are not and shall not be subject to any Lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, other than the Permitted Encumbrances; the invoices evidencing such Trade Accounts Receivable are in its name; and its customers have accepted the goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without dispute, offset, defense, counterclaim or contra, except for disputes and other matters arising in the ordinary course of business with respect to which it has complied with the notification requirements of Section 2.1(e) or to the extent not included in Eligible Accounts Receivable. Each of the Companies confirms to the Agent that any and all taxes or fees relating to its business, its sales, the Accounts or goods relating thereto, are its sole responsibility and that same will be paid by it when due and that none of said taxes or fees represent a Lien on or claim against the Accounts. Each of the Companies also warrants and represents that it is a duly and validly existing corporation and is qualified in all states where the failure to so qualify would have an adverse effect on its business or its ability to enforce collection of Accounts due from customers residing in that state. Each of the Companies agrees to maintain such books and records regarding Accounts as the Agent may reasonably require, shall provide the Agent with reports thereon as required by Section 7.1 and agrees that such books and records will reflect the Agent's interest in the Accounts. All of the books and records of the Companies will be available to the Agent at normal business hours, including any records handled or maintained for the Companies by any other company or entity.

               (d) Until the Agent has advised the Companies to the contrary after the occurrence of an Event of Default (unless and until such Event of Default is waived in writing by the Agent acting on the instructions of the Required Lenders), the Companies may and will enforce, collect and receive all amounts owing on the Accounts for the Agent's and Lenders' benefit and on their behalf, but at the Companies' expense; such privilege shall terminate, at the election of the Agent, upon the occurrence of any Event of Default and until such Event of Default is waived in writing by the Agent (acting on the instructions of the Required Lenders).

               (e) Each of the Companies agrees to notify the Agent promptly of any matters materially affecting the value, enforceability or collectibility of any Account and of all material customer disputes, offsets, defenses, counterclaims, returns, rejections and all reclaimed or repossessed merchandise or goods. Each of the Companies agrees to issue credit memoranda promptly (with duplicates to the Agent upon request after the occurrence of an Event of Default) upon accepting returns or granting allowances, and may continue to do so until the Agent has notified the Companies that an Event of Default has occurred (unless and until such Event of Default is waived writing by the Agent acting on the instructions of the Required Lenders) and that all future credits or allowances are to be made only after the Agent's prior written approval.

               (f) The Agent shall maintain an account on its books in the name of the Companies (the "Revolving Loan Account") in which the Companies will be charged with loans and advances made by the Agent and the Lenders to them or for their account. The Companies will be credited with all amounts received by the Agent and/or the Lenders from them or from others for their account, including all amounts received by the Agent in payment of Accounts and such amounts will be applied as required by Section 2.4. In addition, the Agent may charge the Revolving Loan Account with any other Obligations, including any and all reasonable costs, expenses and attorneys' fees which the Agent may incur in connection with the exercise by or for the Agent of any of the rights or powers herein conferred upon the Agent, or in the prosecution or defense of any action or proceeding to enforce or protect any rights of the Agent in connection with this Agreement, the Collateral or the Obligations. All amounts charged to the Revolving Loan Account shall be deemed Revolving Credit Loans for all purposes hereunder.

               (g) After the end of each month, the Agent shall promptly send the Companies a statement showing the accounting for the charges, loans, advances and other transactions occurring between the Agent and the Lenders and the Companies during that month. The monthly statements shall be deemed correct and binding upon the Companies and shall constitute an account stated between the Companies and the Agent and the Lenders unless the Agent receives a written statement of the exceptions within thirty (30) days of the date of the monthly statement.

               (h) In the event that the sum of (i) the outstanding balance of Revolving Credit Loans (including any accrued but unpaid interest thereon and any fees and expenses relating thereto) and (ii) the outstanding balance of Letters of Credit (including all matured reimbursement or repayment obligations with respect thereto) exceeds the maximum amount thereof available under Sections 2.1 and 2.3, such excess shall be due and payable to the Agent for the benefit of the Lenders immediately upon the Agent's demand therefor.

               2.2. Term Loans. (a) Each of the Companies hereby agrees to execute and deliver to the Agent Term Notes payable to the Lenders, in the form of Exhibit B attached hereto, to evidence the Term Loans to be extended by the Lenders to the Companies.

               (b) Upon receipt of the Term Notes from the Companies, the Lenders hereby agree to extend to the Companies the Term Loans in the aggregate principal amount of $65,000,000. No Lender shall be required to advance any amount in excess of its Ratable Portion of the Term Loans requested.

               (c) The Term Loans shall be repayable in installments as provided in Section 2.4(b).

               (d) In the event this Agreement or the Line of Credit is terminated by either the Lenders acting through the Agent or the Companies for any reason whatsoever, the Term Loans shall become due and payable on the effective date of such termination notwithstanding any provision to the contrary in the Term Notes or this Agreement.

               (e) The Companies shall have no right to prepay the Term Loans, in whole or in part, except as provided in Section 2.4.

               2.3. Letters of Credit. (a) In order to assist the Companies in establishing or opening Letters of Credit with an Issuing Bank the Companies have requested the Agent on behalf of the Lenders to join in the applications for such Letters of Credit and/or guarantee payment or performance of such Letters of Credit, or outstanding letters of credit issued under the Pre-Petition Loan Agreement (the "Pre-Petition Letters of Credit") to the extent amended, renewed or extended after the Petition Date, and any drafts or acceptances thereunder, through the issuance of a Letter of Credit Guaranty, thereby lending the Lenders' credit to the Companies, and the Agent and the Lenders have agreed to do so. These arrangements shall be handled by the Agent subject to the terms and conditions set forth below.

               (b) Within the Revolving Line of Credit and the Aggregate Net Availability, the Agent and the Lenders shall assist the Companies in obtaining Letter(s) of Credit or replacing or guaranteeing the Pre-Petition Letters of Credit, to the extent amended, renewed or extended after the Petition Date, in an amount not to exceed the Letter of Credit Sub-Line in the aggregate outstanding at any one time. The Agent's and Lenders' assistance for amounts in excess of the limitation set forth herein shall at all times and in all respects be in the Agent's sole discretion. It is understood that the form and purpose of each Letter of Credit must be acceptable to the Agent in its reasonable business judgment. Any and all outstanding Letters of Credit shall be treated as a Revolving Credit Loan for Availability purposes. Notwithstanding anything herein to the contrary, upon the occurrence of a Default and/or Event of Default, the Agent's assistance in connection with the issuance of a Letter of Credit Guaranty shall be in the Agent's sole discretion unless such Default and/or Event of Default is cured or waived by the Agent, acting on the instructions of the Required Lenders.

               (c) The Agent shall have the right, without notice to any of the Companies, to charge the Revolving Loan Account on the Agent's books (without double-counting) with the amount of any and all indebtedness, liability or obligation of any kind incurred by the Agent under any Letter of Credit Guaranty at the earlier of (a) payment by the Agent under the Letters of Credit Guaranty or (b) the occurrence of an Event of Default. Any amount charged to the Revolving Loan Account shall be deemed a Revolving Credit Loan hereunder and shall incur interest at the rate provided in Section 3.1.

               (d) In order to request the issuance of a Letter of Credit (or to amend, renew or extend a Pre-Petition Letter of Credit), the Designated Borrowing Officer as agent for the Companies shall deliver a notice to the Agent in form and substance satisfactory to the Agent requesting the issuance of a Letter of Credit (or identifying Pre-Petition Letters of Credit to be amended, renewed or extended). All of the Pre- Petition Letters of Credit, to the extent amended, renewed or extended after the Petition Date, which are covered by a Letter of Credit Guaranty shall be deemed issued pursuant to this Agreement. Each request shall be delivered by the Designated Borrowing Officer as agent for the Companies and shall constitute, unless otherwise disclosed in writing to the Agent and the Lenders, a representation and warranty by the Companies that (a) the representations and warranties contained in this Agreement are true and correct in all material respects on and as of such date as though made on and as of such date, (b) as the result of the issuance of the requested Letter of Credit or the requested, amendment, renewal or extension of the Pre-Petition Letter of Credit, no Default or Event of Default will occur and (c) such requested Letter of Credit, when added to the stated amount of outstanding Letters of Credit, the stated amount of Pre-Petition Letters of Credit not deemed issued pursuant to this Agreement, any matured reimbursement obligations with respect to the foregoing and the requested amount of any other Letter of Credit, requests for which have been delivered to the Agent by the Companies, is within the Letter of Credit Sub-Line and Aggregate Net Availability and Revolving Line of Credit. The accuracy of all the matters referred to in the preceding sentence shall be a condition precedent to the Agent's and the Lenders' obligations to issue any Letter of Credit Guaranty.

               (e) Each of the Companies unconditionally indemnifies the Agent and the Lenders and holds the Agent and the Lenders harmless from any and all loss, claim or liability incurred by the Agent and/or the Lenders arising from any transactions or occurrences relating to any Letter of Credit, any collateral relating thereto, any drafts or acceptances thereunder, and all obligations thereunder, including any such loss or claim due to any action taken by any Issuing Bank, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct by the Agent and/or the Lenders under any Letter of Credit Guaranty. Each of the Companies further agrees to hold the Agent and the Lenders harmless from any error or omission, negligence or misconduct by the Issuing Bank with respect thereto. The Companies' unconditional obligation to the Agent and the Lenders hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the Agent's gross negligence or willful misconduct. Each of the Companies agrees that any charges incurred by the Agent and/or the Lenders for its account to the Issuing Bank shall be conclusive on the Companies and may be charged to the Revolving Loan Account.

               (f) The Agent and/or the Lenders shall not be responsible for: the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in any Letter of Credit or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with the Collateral or the shipping thereof; or any breach of contract between the shipper or vendor and any of the Companies.

               (g) If any Event of Default shall have occurred and be continuing, the Companies will, upon demand by the Agent, pay to the Agent cash or Cash Equivalents in an amount equal to 105% of the maximum amount then available to be drawn under each outstanding Letter of Credit. Such funds or Cash Equivalents shall be held by the Agent in a cash collateral account (the "Cash Collateral Account"). The Cash Collateral Account shall be in the name of the Agent (as a cash collateral account), and shall be under the sole dominion and control of the Agent and subject to the terms of this Section 2.3(g). The Companies hereby pledge, and grant to the Agent a security interest in, all such funds or Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letters of Credit, whether or not then due. From time to time after funds or Cash Equivalents are deposited in the Cash Collateral Account, the Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, in such order as the Agent may elect, as shall be or shall become due and payable by the Companies with respect to the Letters of Credit. None of the Companies nor any person or entity claiming on behalf of or through any Company shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of any Letter of Credit in accordance with its terms and the payment of all amounts payable by the Company to the Agent in respect thereof, any funds remaining in the Cash Collateral Account in excess of 105% of the aggregate amount of the then remaining Letters of Credit shall be returned to the Companies so long as there are no outstanding Obligations or, if there are outstanding Obligations, applied against such Obligations. The Agent shall invest the funds in the Cash Collateral Account in Cash Equivalents or deposit such funds in an interest bearing account, and interest and earnings thereon, if any, shall be the property of the Companies if no other Obligations or Pre-Petition Obligations are outstanding.

               (h) Any Pre-Petition Letters of Credit outstanding on the date of the Final Order shall be from and after such date deemed to be and become for all purposes Letters of Credit outstanding under this Agreement and no longer outstanding under the Pre-Petition Loan Agreement.

               2.4. Repayment; Mandatory Payments and Prepayment. (a) The Companies shall repay the entire unpaid aggregate principal amount of the Revolving Credit Loans on the Termination Date.

               (b) The Companies shall repay the Term Loans in quarterly installments (each a "Repayment Installment") on the last Business Day of the calendar quarters set forth below and in the respective amounts set forth below:

   Calendar
Quarter Ending                        Amount

November 30, 1997                   $3,250,000
February 28, 1998                   $3,250,000
May 31, 1998                        $3,250,000
August 31, 1998                     $3,250,000
November 30, 1998                   $3,250,000
February 28, 1999                   $3,250,000
May 31, 1999                        $45,500,000

provided, however, that the Companies shall repay the entire unpaid principal amount of the Term Loans on the Termination Date.

               (c) The Companies shall use Asset Sale Proceeds to prepay principal in respect of Pre-Petition Revolving Credit Loans and then Revolving Credit Loans to the extent necessary so that after giving effect thereto the Aggregate Net Availability is the same as existed immediately prior to the transaction giving rise to such Asset Sale Proceeds; and then to prepay scheduled Repayment Installments, to be applied fifty percent (50%) in inverse order of their maturities and fifty percent (50%) in direct order of their maturities.

               (d) No prepayment fee shall be payable in respect of any mandatory payment or prepayment under this Section 2.4.

               (e) All amounts in the Concentration Account, other than Asset Sale Proceeds, whether relating to assets in existence on the Petition Date or thereafter, shall be applied first, to the Pre-Petition Revolving Credit Loans, including interest thereon. Any such amounts, other than Asset Sale Proceeds, remaining after the Pre- Petition Revolving Credit Loans have been paid in full, shall be credited to the Revolving Credit Loans and then to the other Obligations. Application will be made upon the Agent's receipt of "collected funds" at the Agent's bank account in New York, New York on the Business Day of receipt if received no later than 1:00 pm and on the next succeeding Business Day if received after 1:00 pm. No checks, drafts or other instrument received by the Agent shall constitute final payment to the Agent unless and until such instruments have actually been collected.

               2.5. Use of Proceeds. (a) The Companies agree that the proceeds from the Revolving Credit Loans may only be used to pay and that Letters of Credit may only be issued to pay or support (i) post-petition operating expenses of the Companies incurred in the ordinary course of business that are reflected in the Companies' Cash Budget, (ii) fees required to be paid to the Office of the United States Trustee pursuant to 28 U.S.C. Section 1930(a),
(iii) compensation for services rendered or reimbursement of expenses incurred that are permitted to be paid by the Bankruptcy Court under sections 330 or 331 of the Bankruptcy Code (collectively, the "Fee Awards") prior to the date of the occurrence of an Event of Default to professionals retained pursuant to an order of the Bankruptcy Court by the Companies or any official committee appointed pursuant to Section 1102 of the Bankruptcy Code; (iv) allowances of the type referred to in the immediately preceding clause (iii) that are permitted to be paid by the Bankruptcy Court under Sections 330 or 331 of the Bankruptcy Code in an amount not to exceed $4,000,000 in the aggregate for all professionals after the occurrence of any Event of Default, and (v) prior to the occurrence of an Event of Default, Permitted Pre-Petition Claim Payments. Notwithstanding the foregoing, no amounts shall be paid or used pursuant to this Section 2.5 for, and Permitted Expenses (as hereinafter defined) shall not include, fees and disbursements incurred by professionals including, without limitation, any professionals retained by the Company, to the extent incurred to contest in any proceeding or any other action (a) the validity, extent, attachment, perfection or priority of the Liens created by the Pre-Petition Loan Documents or the Post-Petition Loan Documents, (b) the validity, binding effect or enforceability of the Pre-Petition Loan Documents or the Post-Petition Loan Documents and the notes issued pursuant to such documents or the amount of loans or Obligations or Pre-Petition Obligations outstanding thereunder or (c) any other rights or interests of the Agent or any Lender under the Pre-Petition Loan Documents or the Post-Petition Loan Documents. The expenses set forth in clauses (ii), (iii) and (iv) above are hereinafter collectively referred to as the "Permitted Expenses". Nothing herein shall in any way prejudice or prevent the Agent or any Lender from objecting, for any reason, to any requests or applications made by any party for compensation or reimbursement of expenses pursuant to section 330 or 331 of the Bankruptcy Code the payment of which the Companies may use proceeds from the Revolving Credit Loans as a Permitted Expense in accordance with clause
(ii), (iii) or (iv) of this Section 2.5 or otherwise.

               (b) The Companies agree that the proceeds of the Term Loans will be used, on the Closing Date, first to repay the outstanding Pre-Petition Term Loans including unpaid interest thereon at the non-default rate and the balance will be used, on the Closing Date, to repay the outstanding Pre-Petition Revolving Credit Loans including unpaid interest on the amount prepaid.

               2.6.  [Intentionally Omitted].

               2.7.  [Intentionally Omitted].

               2.8. Access. Each Lender and the Agent and any of its officers, employees and/or agents shall have the right, exercisable as frequently as such Lender and the Agent determines to be appropriate, during normal business hours (or at such other times as may reasonably be requested by such Lender and the Agent), to inspect the properties and facilities of the Companies and to inspect, audit and make extracts from each of the Companies' records, files and books of account. The Companies shall deliver any document or instrument reasonably necessary to obtain records from any service bureau maintaining records for any of the Companies and shall maintain duplicate records or supporting documentation on media, including, without limitation, computer tapes and discs owned by the Companies. The Companies shall instruct their banking and other financial institutions to make available to any Lender such information and records as such Lender may reasonably request.

               2.9. Taxes. (a) Any and all payments by the Companies hereunder or under the Promissory Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, attributable thereto and all liabilities with respect thereto, excluding taxes imposed on or measured by the gross or net income or revenues of the Lenders by the jurisdiction under the laws of which any Lender is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Indemnified Taxes"). If the Companies shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder or under the Promissory Notes to the Lenders, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.9) any Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Companies shall make such deductions and (iii) the Companies shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

               (b) In addition, the Companies agree to pay any present or future stamp or documentary taxes or any other sales, excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Promissory Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Promissory Notes (hereinafter referred to as "Other Taxes").

               (c) The Companies shall indemnify the Lenders for the full amount of Indemnified Taxes or Other Taxes (including, without limitation, any Indemnified Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.9) paid by the Lenders and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date Lender makes written demand therefor.

               (d) Within 30 days after the date of any payment of Indemnified Taxes, the Companies shall furnish to the Agent, at its address referred to in
Section 12.10, the original or a certified copy of a receipt evidencing payment thereof.

               (e) Without prejudice to the survival of any other agreement of the Companies hereunder, the agreements and obligations of the Companies contained in this Section 2.9 shall survive the payment in full of principal and interest hereunder and under the Promissory Notes.

               2.10. Nature of Obligations. The Companies shall be jointly and severally liable for the payment and performance of all Obligations to be performed by any of them, and each Company shall be bound by any notices, consents or other actions furnished or taken by any of the Companies. At the request of the Agent, each Company shall confirm in writing any action taken or proposed to be taken by any of the other Companies; provided, however, that the failure by any Company to furnish such confirmation shall not affect such Company's obligations under the preceding sentence or any other provision of this Agreement. Each Company hereby agrees that it shall be jointly and severally liable for all Obligations and that such liability shall be absolute and unconditional irrespective of:

              (i) any lack of validity or enforceability of any provision of this Agreement, any other Post-Petition Loan Document or any other agreement or instrument relating to this Agreement or any other Post-Petition Loan Document, or avoidance or subordination of any of the Obligations, in any case relating to any other Company;

             (ii) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, this Agreement, any Promissory Note or any of the other Post- Petition Loan Documents;

            (iii) any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any guaranty of, or any consent to departure from any requirement of any guaranty of, all or any of the Obligations;

             (iv) the absence of any attempt to collect any of the Obligations from any other Company or from any other guarantor or any other action to enforce the same or the election of any remedy by the Agent and the Lenders;

              (v) any waiver, consent, extension, forbearance or granting of any indulgence to any other Company by the Agent or the Lenders with respect to any provision of this Agreement or any other Post-Petition Loan Document; or

             (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

SECTION 3.  INTEREST, FEES AND EXPENSES

               3.1. Revolving Credit Loans. Interest on the Revolving Credit Loans shall be payable monthly as of the end of each month and on the Termination Date and shall be an amount equal to (a) the Applicable Base Rate Margin plus The Chase Manhattan Bank Rate per annum on the average of the net balances in the Revolving Loan Account at the close of each day during such month on balances other than LIBOR Loans and (b) the Applicable Eurodollar Rate Margin plus the applicable LIBOR on any LIBOR Loan, on a per annum basis, on the LIBOR Loans in the Revolving Loan Account at the end of each LIBOR Period. In the event of any decrease in The Chase Manhattan Bank Rate, the rate under clause (a) above, as of the first of the month following any change, shall be equal to the Applicable Base Rate Margin plus The Chase Manhattan Bank Rate then in effect. The rates hereunder shall be calculated based on a 360-day year and the actual number of days elapsed. The Agent, on behalf of the Lenders, shall be entitled to charge the Revolving Loan Account for the interest provided for herein when due.

               3.2. Term Loans. Interest on the Term Loans shall be payable monthly as of the end of each month and on the Termination Date on the unpaid balance or on payment in full in an amount equal to the Applicable Term Loan Margin plus The Chase Manhattan Bank Rate per annum, on the average of the net balance of the Term Loans owing to the Lenders at the close of each day during such month. In the event of any change in The Chase Manhattan Bank Rate, the rate as of the first of the month following any change, shall be equal to the Applicable Term Loan Margin plus The Chase Manhattan Bank Rate then in effect. The rate hereunder shall be calculated based on a 360 day year and the actual number of days elapsed. The Agent and the Lenders shall be entitled to charge the Revolving Loan Account for the interest provided for herein when due.

               3.3. LIBOR Election. Commencing August 15, 1997, the Companies may elect to use LIBOR as to any Revolving Credit Loan provided (a) there is then no Default or Event of Default, (b) the Companies have or a Designated Borrower has advised the Agent of (i) their election to use LIBOR and (ii) the LIBOR Period is selected no later than three (3) Business Days preceding the first day of the selected LIBOR Period, in which event (c) the election and LIBOR shall be effective, provided there is then no Default or Event of Default, on the fourth Business Day following said notice and (d) no more than $25,000,000 principal amount of LIBOR Loans may be outstanding at any time. The LIBOR elections must be for $1,000,000 or whole multiples thereof and there shall be no more than three (3) LIBOR Loans outstanding at one time. If no such election is timely made or can be made, or if the LIBOR rate cannot be determined, then the Agent shall compute interest by reference to The Chase Manhattan Bank Rate. In addition, the Companies shall pay to the Agent for the benefit of the Lenders, upon the request of the Agent, such amount or amounts as shall compensate the Agent and/or the Lenders for any loss, costs or expenses incurred by the Agent and/or the Lenders (as reasonably determined by the Agent and the Lenders) as a result of: (i) any payment or prepayment on a date other than the last day of a LIBOR Period for such LIBOR Loan or (ii) any failure of the Companies to borrow a LIBOR Loan on the date for such borrowing specified in the relevant notice; such compensation to include, without limitation, an amount equal to any loss or expense suffered by the Agent and/or the Lenders during the period from the date of receipt of such payment or prepayment or the date of such failure to borrow to the last day of such LIBOR Period if the rate of interest obtained by the Agent and/or the Lenders upon the reemployment of an amount of funds equal to the amount of such payment, prepayment or failure to borrow is less than the rate of interest applicable to such LIBOR Loan for such LIBOR Period. The determination by the Agent and/or the Lenders of the amount of any such loss or expense, when set forth in a written notice to the Companies, containing the Agent's and/or the Lenders' calculations thereof in reasonable detail, shall be conclusive on the Companies, in the absence of manifest error. Calculation of all amounts payable to the Agent and/or the Lenders under this Section 3.3 with regard to LIBOR Loans shall be made as though the Agent and/or the Lenders had actually funded the LIBOR Loans through the purchase of deposits in the relevant market and currency, as the case may be, bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant interest period; provided, however, that the Agent and the Lenders may fund each of the LIBOR Loans in any manner the Agent and the Lenders see fit and the foregoing assumption shall be used only for calculation of amounts payable under this Section 3.3. In addition, notwithstanding anything to the contrary contained herein, to the extent that the Agent and the Lenders apply proceeds of Collateral, including the Accounts, or other amounts received from or on behalf of the Companies to the Revolving Credit Loans such application shall be (i) initially to the Revolving Credit Loans bearing interest based on The Chase Manhattan Bank Rate and (ii) subsequently to LIBOR Loans; provided, however, that (x) upon the occurrence and during the continuance of an Event of Default or (y) in the event the aggregate amount of outstanding LIBOR Loans exceeds the Aggregate Net Availability or the applicable maximum levels set forth therefor herein, the Agent and the Lenders may apply all such amounts received to the payment of Obligations in such manner and in such order as the Agent and the Lenders may elect in their reasonable business judgment. In the event that any such amounts are applied to LIBOR Loans, such application shall be treated as a prepayment of such loans and the Agent and the Lenders shall be entitled to the compensation described in this Section 3.3.

               3.4. Pre-Petition Obligations. The Companies shall pay interest with respect to the Pre-Petition Obligations and, subject to Section 2.3(h), the Letter of Credit Guaranty Fees (as defined in the Pre-Petition Loan Agreement) in the amounts and in accordance with the terms of the Pre-Petition Loan Documents. The Agent and the Lenders shall be entitled to charge the Revolving Loan Account for the interest and fees provided for herein when due as if the Petition Date had not occurred. The Pre-Petition Obligations will only accrue interest at the Default Rate of Interest if the Obligations are accruing interest at the Default Rate of Interest.

               3.5. Letter of Credit Fees. In consideration of each Letter of Credit Guaranty of the Agent, the Companies shall pay the Agent for the benefit of the Lenders the Letter of Credit Guaranty Fee which shall be an amount equal to two percent (2%) per annum, payable monthly, on the face amount of each outstanding Letter of Credit less the amount of any and all amounts previously drawn under the Letter of Credit. The Lenders shall share in such Letter of Credit Guaranty Fee in accordance with their respective agreements with the Agent.

               3.6. Issuing Bank Charges. Any charges, fees, commissions, costs and expenses charged to the Agent and/or the Lenders for the Companies' account by any Issuing Bank in connection with or arising out of Letters of Credit issued pursuant to this Agreement or the Pre-Petition Loan Documents or out of transactions relating thereto will be charged to the Revolving Loan Account in full when charged to and paid by the Agent and when made by any such Issuing Bank shall be conclusive on the Agent.

               3.7. Out-of-Pocket Expenses. The Companies shall jointly and severally reimburse or pay the Agent, as the case may be, for all reasonable Out-of-Pocket Expenses.

               3.8. Revolving Line of Credit Fee. Upon the last Business Day of each month, commencing with the last day of the month in which this Agreement is executed, the Companies shall jointly and severally pay the Agent for the benefit of the Lenders the Revolving Line of Credit Fee.

               3.9. Arrangement Fee. The Companies shall pay the Arrangement Fee to the Agent on the Closing Date.

               3.10. Closing Fee. To induce the Agent and the Lenders to enter into this Agreement and to extend to the Companies the Revolving Credit Loans and the

Term Loans, and to extend each Letter of Credit Guaranty, the Companies shall pay to the Agent for the benefit of the Lenders a Closing Fee in the amount of $1,375,000 upon the Closing Date, which gives effect to all applicable credits.

               3.11. Agent Fee. The Companies shall pay to the Agent on the Closing Date and on the first anniversary thereafter the Agent Fee, which shall be fully earned and not refundable or rebateable when due.

               3.12. Other Expenses. The Companies shall pay the Agent's standard charges for, and the fees and expenses of, the personnel used by the Agent for reviewing the books and records of the Companies and for verifying, testing, protecting, safeguarding, preserving or disposing of all or any part of the Collateral; provided, however, that the foregoing shall not be payable except during the continuance of an Event of Default.

               3.13. Payment of Fees. Each of the Companies hereby authorizes the Agent to charge the Revolving Loan Account with the Agent with the amount of all payments due hereunder as such payments become due. Each of the Companies confirms that any charges which the Agent may so make will be made as an accommodation to the Companies and solely at the Agent's discretion.

               3.14. No Usury. Notwithstanding any other provision of this Agreement, the maximum rate of interest payable on the Obligations and the Pre-Petition Obligations shall not exceed the maximum rate permitted by applicable law.

4.  CONDITIONS PRECEDENT

               4.1. Conditions to the Initial Loans. Notwithstanding any other provision of this Agreement, the Lenders shall not be obligated to make the initial Revolving Credit Loans and Term Loans or to incur any obligations with respect to Letters of Credit unless and until the events set forth in Section 4.1(a) shall have occurred and the Companies shall have delivered to the Agent in form and substance satisfactory to the Lenders, the documents set forth in
Section 4.1(b), each dated as of the Closing Date unless otherwise indicated.

               (a)  Events.

               (i) The Bankruptcy Court shall have entered the Interim Order in the form annexed hereto as Exhibit D or with such modifications as are acceptable to the Agent and Lenders, in their sole and absolute discretion. Such Interim Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed in any respect and, in the event that such order is the subject of any pending appeal, the performance of any obligation of any party hereto shall not be the subject of a stay pending appeal.

               (ii) All corporate and judicial proceedings taken in connection with the execution of this Agreement, the making of the Revolving Credit Loans, the making of the Term Loans and the incurrence of any obligations with respect to Letters of Credit and the execution and delivery of all other Post-Petition Loan Documents and all documents and papers relating thereto shall be satisfactory to the Agent and its counsel. The Agent and its counsel shall have received copies of such documents and papers as the Agent or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to the Agent and its counsel.

               (iii) There shall exist no claim, action, suit, investigation, litigation or proceeding pending in any court or before any arbitrator or Governmental Authority that relates to the Post-Petition Obligations or that the Agent or any Lender shall determine in its absolute discretion has a reasonable likelihood of having a Material Adverse Effect or causing a Material Adverse Change.

               (b)  Closing Documents.

               (i) This Agreement and each of the other Post-Petition Loan Documents, duly executed and delivered by each Company.

               (ii) Revolving Credit Notes to the order of each Lender duly executed by each Company.

               (iii) Term Notes to the order of each Lender duly executed by each Company.

               (iv) Resolutions of the board of directors of each Company, certified by the Secretary or Assistant Secretary of such Company, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of each of the transactions contemplated by the Post- Petition Loan Documents and (ii) specific officers to execute and deliver this Agreement and the other Post-Petition Loan Documents.

               (v) Resolutions of the board of directors of each Company, certified by the Secretary or Assistant Secretary of Company, as of the Closing Date, to be duly adopted and in full force and effect on such date, authorizing the Petition and all other transactions contemplated by the Petition.

               (vi) A certificate of the chief financial officer of each Company, satisfactory in form and substance to the Agent and the Lenders, stating that all of the representations and warranties of such Company contained herein or in any of the Post-Petition Loan Documents are correct in all material respects on and as of the Closing Date as though made on and as of such date, and no event has occurred and is continuing, or would result from the making of the Revolving Credit Loans or the Term Loans or the incurrence of any obligation with respect to Letters of Credit, if made or incurred on the Closing Date, which constitutes or would constitute a Default or an Event of Default.

               (vii) Certificates of the Secretary or an Assistant Secretary of each Company, dated the Closing Date, as to the incumbency and signatures of the officers of Companies executing this Agreement, the Promissory Notes and each of the other Post-Petition Loan Documents and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

               (viii) Evidence that the casualty insurance policies provided for in Section 8.3(a) are in full force and effect, together with appropriate evidence showing a loss payable clause in favor of the Agent.

               (ix) Favorable opinions of counsels to the Companies, in form and substance satisfactory to the Agent.

               (x) The Companies shall have delivered to the Agent all information necessary for the Agent to issue wire transfer instructions on behalf of the Companies for the initial and subsequent loans and/or advances to be made under this Agreement including, but not limited to, disbursement authorizations in form acceptable to the Agent.

               (xi) After giving effect to all loans, advances and extensions of credit to be made on the Closing Date, the Companies shall have an opening aggregate Availability of $30,000,000.

               (xii) The Companies shall have established a system of bank accounts with respect to the collection of Accounts and the deposit of proceeds of Inventory as shall be acceptable to the Agent in all respects.

               (xiii) Companies shall have provided any additional information and materials as the Lenders may reasonably request.

        4.2. Conditions to Each Revolving Credit Loan, etc.. It shall be a further condition to the funding of the initial Revolving Credit Loans, the Term Loans, each subsequent Revolving Credit Loan and the incurrence of any Obligation with respect to Letters of Credit that the following statements shall be true on the date of each such funding or incurrence:

               (a) All of the representations and warranties of Companies contained herein or in any of the other Post-Petition Loan Documents shall be correct on and as of the Closing Date in all material respects and the date of funding of each such Revolving Credit Loan or incurrence of any obligation with respect to Letters of Credit as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by this Agreement.

               (b) No event shall have occurred and be continuing, or would result from the funding of any Revolving Credit Loan or the incurrence of any obligation with respect to Letters of Credit, which constitutes or would constitute a Default or an Event of Default.

               (c) The Companies shall have delivered to the Agent the Cash Budget required by Section 7.1 for the week in which any Revolving Credit Loan is to be made or the obligations with respect to any Letter of Credit is to be incurred.

               (d) No lien pursuant to Section 412 of the Code or Section 4068 of ERISA shall have arisen and no notice of any such lien shall have been filed.

               (e) The Interim Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed in any respect or, if entered by the Bankruptcy Court, the Final Order shall be in full force and effect and shall be in form and substance satisfactory to the Agent and the Lenders and shall not have been vacated, reversed, modified, amended or stayed in any respect, and in the event that either such order is the subject of any pending appeal, the performance of any obligation of any party hereto shall not be the subject of any stay pending appeal.

               (f) There shall exist no claim, action, suit, investigation, litigation or proceeding, pending in any court or before any arbitrator or Governmental Authority that relates to the Post-Petition Obligations or that the Agent or the Required Lenders shall determine in its or their absolute discretion has a reasonable likelihood of having a Material Adverse Effect or causing a Material Adverse Change.

               4.3. Representation and Confirmation. The acceptance by any Company of the proceeds of any Revolving Credit Loan or Term Loan shall be deemed to constitute, as of the date of such acceptance, (a) a representation and warranty by such Company that the applicable conditions in this Section 4 have been satisfied and (b) a confirmation by such Company of the granting and continuance of the Lien granted to the Agent for the benefit of the Lenders pursuant to this Agreement.

5.  COLLATERAL

               5.1. Security. (a) To induce the Lenders to make the Revolving Credit Loans, the Term Loans and to incur obligations with respect to Letters of Credit, the Companies hereby (i) reaffirm the validity, perfection and first priority of the Liens previously granted to the Agent and the Lenders in the Pre-Petition Collateral under the Pre-Petition Loan Documents, and (ii) further grant to the Agent for the benefit of the Lenders as security for the Obligations a continuing first priority lien and security interest (subject only to Permitted Expenses, Superior Existing Liens and Permitted Purchase Money Liens) in accordance with sections 364(c)(2) and (3) of the Bankruptcy Code in and to all of the property and assets of the Companies and their estates, real and personal, tangible and intangible, whether now owned or existing or hereafter acquired or arising and regardless of where located (hereinafter referred to as the "Collateral") including, but not limited to:

                (i)  all Accounts of each of the Companies

               (ii)  all Chattel Paper of each of the Companies;

               (iii)  all Contracts of each of the Companies;

               (iv)  all Documents of each of the Companies;

               (v)  all Equipment of each of the Companies;

               (vi)  all General Intangibles of each of the Companies;

               (vii)  all Instruments of each of the Companies;

               (viii) all Inventory of each of the Companies;

               (ix)  all Leases to which any of the Companies are a party;

               (x)  all Real Estate owned by any of the Companies;

               (xi)  all Trademarks of each of the Companies;

               (xii)  all Service Marks of each of the Companies;

               (xiii)  all Licenses of each of the Companies;

               (xiv)  all Pledged Collateral;

               (xv)  all causes of action of each of the Companies;

               (xvi) each Local Account, the Concentration Account, the Operating Account and the Cash Collateral Account;

               (xvii) all other goods, real and personal property of each of the Companies, whether tangible or intangible and whether now owned or hereafter acquired and wherever located;

               (xviii) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing;

               (xix) to the extent not otherwise included, all monies and other property of any kind which, after the Petition Date, is received by any of the Companies in connection with refunds with respect to taxes, assessments and governmental charges imposed on the Companies or any of their property or income; and

               (xx) to the extent not otherwise included, all monies and other property of any kind and nature recovered by any of the Companies in accordance with the provisions of the Bankruptcy Code, including, without limitation, sections 542, 553, 544, 547 and 548 thereof, or other applicable law.

               (b) In addition, as collateral security for the prompt and complete payment when due of the Obligations and in order to induce the Lenders as aforesaid, each Company hereby further grants to the Agent for the benefit of the Lenders a Lien on all property of such Company held by the Agent or any of the Lenders, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to the Agent or any of the Lenders for any purpose, including safekeeping, collection or pledge, for the account of such Company or as to which such Company may have any right or power.

               (c) As further adequate protection for the use by the Companies of Pre-Petition Collateral and for any diminution in the value of the interest of the Lenders in the Pre-Petition Collateral, the Agent for the benefit of the Lenders under the Pre-Petition Loan Agreement is hereby granted, under sections 361 and 364 of the Bankruptcy Code, a valid, binding, enforceable and perfected security interest in and lien on the Collateral subject and subordinate only to
(i) the lien and security interest granted to the Agent for the benefit of the Lenders under this Agreement and the other Post-Petition Loan Documents securing the Obligations, and (ii) Permitted Expenses, Superior Existing Liens and Permitted Purchase Money Liens. The lien and security interest granted hereunder to the Agent for the benefit of the Lenders under the Pre-Petition Loan Agreement shall not be subject and subordinate to any security interest or lien that is avoided and preserved for the benefit of the estates of the Companies under section 551 of the Bankruptcy Code or, except as set forth in clauses (i) and (ii) above, be made on a parity with, or subordinated to, any other Lien under section 364(d) of the Bankruptcy Code or otherwise.

               5.2. Perfection of Security Interests. (a) The liens and security interests granted herein shall be deemed valid, enforceable and perfected by entry of the Interim Order and the Final Order, as the case may be. No financing statement, notice of lien or similar instrument in any jurisdiction or filing office need be filed or any other action taken in order to validate or perfect the liens and security interests granted by or pursuant to this Agreement, the Interim Order or the Final Order.

               (b) The liens and security interests, lien priority, administrative priorities and other rights and remedies granted to the Agent for the benefit of the Lenders pursuant to this Agreement, the Interim Order and/or the Final Order (specifically including but not limited to the existence, perfection and priority of the Liens and security interests provided herein and the administrative priority provided herein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by the Companies (pursuant to section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Chapter 11 Cases, or by any other act or omission whatever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

               (i) except for the Permitted Expenses having priority over the Obligations, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of the Agent or the Lenders against the Companies in respect of any Obligation;

               (ii) the liens and security interests set forth in Section 5.1 shall constitute valid and perfected first priority liens and security interests, subject only to the Permitted Expenses, Superior Existing Liens and Permitted Purchase Money Liens, and shall be prior to all other liens and security interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatever; and

               (iii) the liens and security interests granted hereunder shall continue valid and perfected without the necessity that financing statements be filed or that any other action be taken under applicable nonbankruptcy law.

               (c) Notwithstanding subsections (a) and (b) of this Section 5.2, or any failure on the part of the Companies or the Agent or the Lenders to perfect, maintain, protect or enforce the liens and security interests in the Collateral granted hereunder, the Interim Order and the Final Order (when entered) shall automatically, and without further action by any Person, perfect such liens and security interests against the Collateral.

               5.3. Rights of Lender; Limitations on Lenders' Obligations. (a) Sub- ject to Companies' rights and duties under the Bankruptcy Code, it is expressly agreed by the Companies that, anything herein to the contrary notwithstanding, the Companies shall remain liable under each of their Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any of the Lenders shall have any obligation or liability under any Contract by reason of or arising out of this Agreement, the other Post-Petition Loan Documents, the Pre-Petition Loan Documents or the granting to the Agent for the benefit of the Lenders of a Lien therein or the receipt by the Agent or the Lenders of any payment relating to any Contract pursuant hereto, nor shall the Agent or any of the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of the Companies under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               (b) The Agent may at any time, upon the occurrence and during the continuation of any Event of Default, after first notifying the Companies of its intention to do so, notify Account Debtors, parties to the Contracts of the Companies, obligors of Instruments of the Companies and obligors in respect of Chattel Paper of the Companies that the right, title and interest of the Companies in and under such Accounts, such Contracts, such Instruments and such Chattel Paper have been assigned to the Agent for the benefit of the Lenders and that payments shall be made directly to the Agent. Upon the request of the Agent, the Companies will so notify such Account Debtors, such parties to Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. During the continuation of an Event of Default, the Agent may in its own name or in the name of others communicate with such parties to such Accounts, such Contracts, such Instruments and such Chattel Paper to verify with such Persons to Agent's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. The automatic stay under section 362 of the Bankruptcy Code shall be deemed vacated so as to permit the Agent to take the actions permitted under this Section 5.3(b), and the Companies hereby acknowledge and agree that any actions taken by the Agent hereunder shall not constitute a violation of the automatic stay provided by section 362 of the Bankruptcy Code and the Companies hereby waive the automatic stay to the extent applicable.

               (c) The Agent shall have the right to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and the Companies agree to furnish all such assistance and information as the Agent may require in connection therewith. The Companies, at their expense, will cause certified independent public accountants satisfactory to the Agent to prepare and deliver to the Agent at any time and from time to time, promptly upon the Agent's request, the following reports: (i) a reconciliation of all Accounts of the Companies, (ii) an aging of all Accounts of the Companies, (iii) trial balances, and (iv) a test verification of such Accounts as the Agent may request. The Companies, at their expense, will cause certified independent public accountants satisfactory to the Agent to prepare and deliver to the Agent the results of the annual physical verification of their Inventory made or observed by such accountants.

               (d) The Companies will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by the Companies on a basis consistent with past practices, and the Companies will provide all maintenance and service and all repairs necessary for such purpose.

               5.4. Performance by the Lenders of Companies' Obligations. If the Companies fail to perform or comply with any of their agreements contained herein and the Agent, as provided for by the terms of this Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Revolving Credit Loans, shall be payable by the Companies to the Agent on demand and shall constitute Obligations secured by the Collateral. Performance of the Companies' obligations as permitted under this Section 5.4 shall in no way constitute a violation of the automatic stay provided by section 362 of the Bankruptcy Code and the Companies hereby waive applicability thereof. Moreover, neither the Agent nor any of the Lenders shall in any way be responsible for the payment of any costs incurred in connection with preserving or disposing of Collateral pursuant to section 506(c) of the Bankruptcy Code and the Collateral may not be charged for the incurrence of any such cost.

               5.5. Limitation on Lenders' Duty in Respect of Collateral. Neither the Agent nor any of the Lenders shall have any duty as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees of or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Agent and the Lenders shall use reasonable care with respect to the Collateral in their possession or under their control. Upon request of the Companies, the Lenders shall account for any moneys received by them in respect of any foreclosure on or disposition of the Collateral.

               5.6. Remedies, Rights Upon Default. (a) If any Event of Default shall occur and be continuing, the Agent may, and on the direction of the Required Lenders will, exercise in addition to all other rights and remedies granted to it in this Agreement and in any other Post-Petition Loan Document, all rights and remedies of a secured party under the U.C.C. Without limiting the generality of the foregoing, each Company expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Company or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the U.C.C. and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Companies hereby release. The Companies further agree, at the Agent's request, to assemble the Collateral and make it available at places which the Agent shall reasonably select, whether at the Companies' premises or elsewhere. The Agent shall apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale (net of all expenses incurred by the Agent and the Lenders in connection therewith, including, without limitation, attorney's fees), first to the Obligations in any order deemed appropriate by the Agent and then to the Pre-Petition Obligations, the Companies remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including section 9-504(1)(c) of the U.C.C., need the Agent account for the surplus, if any, to the Companies. To the maximum extent permitted by applicable law, each Company waives all claims, damages, and demands against the Agent and the Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or wilful misconduct of the Agent or the Lenders. Each Company agrees that the Agent and the Lenders need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to such Company at its address referred to in Section 12.10) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Companies shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations and Pre-Petition Obligations. The Companies are also liable for the fees of any attorneys employed by the Agent and the Lenders to collect such deficiency.

               (b) In addition to the rights granted to the Agent and the Lenders under Section 5.6(a) above, if any Event of Default shall occur and be continuing, the Agent may transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exercise the voting rights with respect thereto, collect and receive all cash dividends and other distributions made thereon and otherwise act with respect to the Pledged Collateral as though the Lenders were the outright owner thereof; provided, however, the Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

               (c) Each Company agrees to pay all reasonable costs of the Agent and the Lenders, including, without limitation, attorneys' fees, incurred in connection with the enforcement of any of their rights and remedies hereunder.

               (d) Each Company hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. In no event shall prior recourse to any Collateral be a prerequisite to the Agent's right to demand payment of any of the Obligations or the Pre-Petition Obligations.

               5.7. Automatic Stay. During the continuance of an Event of Default, upon three Business Days notice to the Companies, any Creditors' Committee and the United States Trustee, the automatic stay provided under section 362 of the Bankruptcy Code shall be deemed automatically vacated to permit the Agent and the Lenders to take immediately any action permitted under this Agreement, the other Post-Petition Loan Documents, the Bankruptcy Code, the U.C.C. or other applicable law with respect to the Collateral or otherwise.

               5.8. Agent's Appointment as Attorney-in-Fact. (a) The Companies hereby irrevocably constitute and appoint the Agent and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each of the Companies and in the name of each of the Companies or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary and desirable to accomplish the purposes of this Agreement and the transactions contemplated hereby, and, without limiting the generality of the foregoing, hereby give the Agent the power and right, on behalf of the Companies, without notice to or assent by the Companies to do the following:

               (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of any of the Companies or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

               (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Companies with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Companies' expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Agent's liens and security interests therein in order to effect the intent of this Agreement, all as fully and effectively as the Companies might do.

               (b) The Agent agrees that, except as otherwise provided in this Agreement, it will forbear from exercising the power of attorney or any rights granted to the Agent pursuant to this Section 5.8, except upon the occurrence and during the continuation of an Event of Default. The Companies hereby ratify, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. Exercise by the Agent or any Lender of the powers granted hereunder is not a violation of the automatic stay provided in section 362 of the Bankruptcy Code and the Companies waive applicability thereof. The power of attorney granted pursuant to this Section 5.8 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

               (c) The powers conferred on the Agent hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon it or them to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor the Lenders nor any of their respective officers, directors, employees or agents shall be responsible to the Companies for any act or failure to act, except for their own gross negligence or willful misconduct.

               (d) The Companies also authorize the Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default or as otherwise expressly permitted by this Agreement, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Companies in and under the Contracts hereunder and other matters relating thereto and (ii) to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

               5.9. Super-Priority Claims. The Revolving Credit Loans, the Term Loans, the Obligations with respect to Letters of Credit and all other Obligations shall constitute, in accordance with section 364(c)(1) of the Bankruptcy Code, claims against each of the Companies in its Chapter 11 Case which are administrative expense claims having priority over any and all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code, except for Permitted Expenses.

6.  REPRESENTATIONS AND WARRANTIES

               To induce the Lenders to make the Revolving Credit Loans and the Term Loans, and to incur obligations with respect to Letters of Credit as herein provided for, each Company (and Harvard on behalf of itself and each Company) makes the following representations and warranties to the Lenders, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement, and shall survive the execution and delivery of this Agreement:

               6.1. Corporate Existence; Compliance with Law. Such Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which such failure so to qualify or to be in good standing would not have a Material Adverse Effect); (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate or articles of incorporation and by-laws; and (vi) is in compliance with all applicable provisions of law where the failure to comply would have a Material Adverse Effect.



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
               6.2. Executive Offices. The current location of the Companies' executive offices and principal places of business are set forth on Schedule 6.2.

               6.3. Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by such Company of the Post-Petition Loan Documents and all instruments and documents to be delivered by such Company, to the extent it is party thereto, hereunder and the creation of all Liens provided for herein and therein: (i) are within such Company' corporate power; (ii) have been duly authorized by all necessary or proper corporate action and by the Closing Date will be authorized by the Interim Order or the Final Order, as applicable; (iii) are not in contravention of any provision of such Company's certificates or articles of incorporation or by-laws; (iv) will not, upon the entry of the Interim Order or the Final Order, as applicable, by the Bankruptcy Court, violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Company is a party or by which such Company or any of its property is bound and the effect of which will not be subject to the automatic stay pursuant to section 362 of the Bankruptcy Code upon the entry of the Interim Order or the Final Order, as applicable, by the Bankruptcy Court; (vi) will not result in the creation or imposition of any Lien upon any of the property of such Company other than those in favor of the Lenders, all pursuant to the Post- Petition Loan Documents; and (vii) do not require the consent or approval of any governmental body, agency, authority or any other Person other than the entry by the Bankruptcy Court of the Interim Order or the Final Order, as applicable. Each of the Post-Petition Loan Documents has been duly executed and delivered for the benefit of or on behalf of the Companies and each constitutes a legal, valid and binding obligation of the Companies, enforceable against them in accordance with its terms.

               6.4. Ownership of Property; Liens. (a) Each Company owns good and marketable fee simple title to all of the Real Estate described on Schedule 6.4(a)(i) hereto under the name of such Company and each Company has good, valid and marketable leasehold interests in the Leases described in Schedule 6.4(a)(ii) hereto under the name of such Company, and good and marketable title to, or valid leasehold interests in, all of its other properties and assets and none of the properties and assets of such Company, including, without limitation, the Real Estate and Leases, is subject to any Liens, except Permitted Encumbrances; and each Company has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly



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
effected all recordings, filings and other actions necessary to establish, protect and perfect such Company's right, title and interest in and to all such property except where the failure to have received such documents or effected such actions will not, in the aggregate, have a Material Adverse Effect.

               (b) All real property owned or leased by the Companies is set forth on Schedule 6.4(b). No Company owns any other Real Estate or is lessee or lessor under any leases other than as set forth therein. Schedule 6.4(b) is true and correct in all material respects. Part one of Schedule 6.4(b) hereto sets forth all leases of real property held by the Companies as lessee and part two of Schedule 6.4(b) sets forth all leases of real property held by the Companies as lessor together with information regarding the commencement date, termination date, renewal options (if any) and annual base rents for the fiscal years 1995 and 1996. Each of such leases is valid and enforceable in accordance with its terms and is in full force and effect except as the same may be affected by the commencement of the Chapter 11 Cases and the transactions contemplated thereby.

               (c) The Existing Liens do not secure obligations in a principal amount in excess of $20,000,000 in the aggregate in addition to the Pre-Petition Obligations.

               6.5. Labor Relations; Collective Bargaining Agreements. None of the Companies is engaged in any unfair labor practice that is reasonably likely to have a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against any of the Companies or, to the best knowledge of any of the Companies, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any Collective Bargaining Agreement is now pending against any of the Companies or, to the best knowledge of any of the Companies, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage is pending against any of Companies or, to the best knowledge of any of the Companies, threatened against any of Companies, and (iii) to the best knowledge of any of the Companies, no union representation question existing with respect to the employees of any of Companies, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as would have no Material Adverse Effect.

               6.6. Other Ventures. Except as set forth in Schedule 6.6, no Company is engaged in any joint venture or partnership with any other Person.

               6.7. Investment Company Act. None of the Companies is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Revolving Credit Loans, the application of the proceeds and repayment thereof by the Companies and the consummation of the transactions contemplated by this Agreement and the other Post-Petition Loan Documents will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

               6.8. Margin Regulations. None of the Companies owns any "margin security," as that term is defined in Regulations G and U of the Board, and the proceeds of the Revolving Credit Loans will be used only for the purposes contemplated hereunder. None of the Revolving Credit Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations G, T, U or X of the Board. None of the Companies will take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Board.

               6.9. Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by the Companies after the Petition Date have been filed with the appropriate governmental agencies and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Each Company has paid when due and payable all Charges required to be paid by it. Proper and accurate amounts have been withheld by the Companies from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies. Schedule 6.9 sets forth for each Company those taxable years for which its tax returns are currently being audited by the IRS or any other applicable Governmental Authority. No Company has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. No Company has filed a consent pursuant to Code
Section 341(f) or agreed to have

Code Section 341(f)(2) apply to any dispositions of subsection (f) assets (as such term is defined in Code Section 341(f)(4)). None of the property owned by the Companies is property which such company is required to treat as being owned by any other Person pursuant to the provisions of Code Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of Code Section 168(h). No Company has agreed or has been requested to make any adjustment under Code Section 481(a) by reason of a change in accounting method or otherwise. No Company is a party to any written tax sharing agreement with a Person other than a Company or a Subsidiary.

               6.10. ERISA. (a) Schedule 6.10(a) separately identifies all Qualified Plans, all Title IV Plans, all Multiemployer Plans, all unfunded Pension Plans and all Welfare Benefit Plans that provide retiree benefits (other than continuation coverage provided pursuant to Section 4980B of the Code).

               (b) Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and to the best knowledge of the Companies nothing has occurred which would cause the loss of such qualification or tax-exempt status.

               (c) Except as set forth on Schedule 6.10(c), each Plan is in compliance in all material respects with applicable provisions of ERISA and the Code, including, without limitation, the filing of reports required under ERISA or the Code which are true and correct in all material respects as of the date filed, and with respect to each Plan, other than a Qualified Plan, all required contributions and benefits have been paid in accordance with the provisions of each such Plan.

               (d) None of the Companies or any ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by Section 412 of the Code or Section 302 of ERISA or the terms of any such Qualified Plan.

               (e) With respect to all Welfare Benefit Plans, the present value of future anticipated expenses for retiree benefits pursuant to the latest actuarial projections of liabilities does not exceed $110,000,000, and copies of such latest projections have been made available to the Lenders.

               (f) With respect to Pension Plans, other than Qualified Plans, the present value of the liabilities for current participants thereunder using PBGC interest assumptions does not exceed $2,500,000. The Unfunded Pension Liability, in the aggregate, for all Title IV Plans does not exceed the amount reflected in the Companies' financial statements delivered to the Agent and the Lenders.

               (g) Except as set forth on Schedule 6.10(g), there has been no, nor is there reasonably expected to occur, any ERISA Event or event described in Section 4068 of ERISA with respect to any Title IV Plan.

               (h) Except as set forth on Schedule 6.10(h), there are no pending or, to the knowledge of the Companies, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (i) any Plan or any Qualified Plan or the assets of any such Plan, (ii) any fiduciary with respect to any Plan or Qualified Plan or (iii) the Companies with respect to any Plan or Qualified Plan.

               (i) None of the Companies or any ERISA Affiliate has incurred or has any reasonable likelihood of incurring any Withdrawal Liability under
Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in any such liability).

               (j) Within the last five years none of the Companies or any ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Pension Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity.

               (k) Except as set forth on Schedule 6.10(k), no Welfare Benefit Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by Section 4980B of the Code and at the sole expense of the participant or the beneficiary of the participant) which would result in a liability in an amount which would have a Material Adverse Effect. Each Company and each ERISA Affiliate has complied with the notice and continuation coverage requirements of Section 4980B of the Code and the regulations thereunder, except for non-compliances which in the aggregate would have no Material Adverse Effect.

               (l) None of the Companies has engaged in a prohibited transaction, as defined in Section 4975 of the Code or Section 406 of ERISA, in connection with any Plan, which would subject or has any reasonable likelihood of subjecting the Companies (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the Code or any other material liability.

               (m) No liability under any Plan or Qualified Plan (whether terminated or on-going) has been funded or satisfied through the purchase of a contract from an insurance company that is not rated AA or better by Standard & Poor's Corporation or any equivalent or higher rating by another nationally recognized rating agency.

               (n) None of the Companies and no ERISA Affiliate has any liability under any terminated "employee benefit plan", as defined in Section 3(3) of ERISA, of any related or unrelated entity.

               (o) The present value of the liability, if any, with respect to all unfunded Pension Plans of the Companies is reflected on the most recent audited financial statements delivered to the Lenders pursuant to this Agreement.

               6.11. Brokers. No broker or finder acting on behalf of the Companies brought about the obtaining, making or closing of the loans contemplated by this Agreement and the Companies have no obligation to any Person in respect of any finder's or brokerage fees in connection with the loans or other transactions contemplated by this Agreement.

               6.12. Intellectual Property. The Companies own or license or otherwise have the right to use all material licenses, permits, Patents, Patent applications, Trademarks, Trademark applications, Service Marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of their respective businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, including, without limitation, all trade names associated with products of any of the Companies. To the best knowledge of the Companies, no slogan or other advertising device, product, process, method, substance, part or component, or other material now employed, or now contemplated to be employed, by the Companies or any of their respective subsidiaries infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened.




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
               6.13. Full Disclosure. No representation or warranty made by the Companies in this Agreement or any other Post-Petition Loan Document is inaccurate or misleading in any material respect and none contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained herein or therein not misleading. To the extent the Companies furnish any projections of the financial position and results of operations of the Companies for, or as at the end of, certain future periods, such projections were believed at the time furnished to be reasonable, have been or will have been prepared on a reasonable basis and in good faith by the Companies, and have been or will be based on assumptions believed by the Companies to be reasonable at the time made and upon the best information then reasonably available to the Companies. There is no fact materially adversely affecting the condition or operations, financial or otherwise, of the business or prospects of any of the Companies which has not been set forth in a footnote included in the financial statements previously delivered to the Agent and the Lenders, in a Schedule hereto or in any other written information delivered to the Agent prior to the Closing Date.

               6.14. Environmental Matters. Except as disclosed in Schedule 6.14, none of the operations of the Companies are the subject of any federal, state or local investigation to determine whether any Remedial Action is needed to address the presence or disposal of a Hazardous Material or a Release or threatened Release, (ii) to the best of the Companies' knowledge, information and belief, the Companies do not have any contingent liability in connection with any Release, which could reasonably be expected to result in material Environmental Costs and Liabilities, (iii) the operations of the Companies are in compliance in all material respects with all Environmental Laws; (iv) there has been no Release at any of the properties owned or operated by the Companies or, to the best of the Companies' knowledge, information and belief, any predecessor in interest or title, or to the best of the Companies' knowledge, information and belief and except as disclosed in writing to the Agent, at any disposal or treatment facility which received Hazardous Materials generated by the Companies or, to the best of the Companies' knowledge, information and belief, any predecessor in interest or title, which is reasonably likely to result in the Companies' incurring material Environmental Liabilities and Costs; (v) no Environmental Actions are pending or, to the best of the Companies' knowledge, information and belief, threatened against the Companies or, to the best of the Companies' knowledge, information and belief, any predecessor in interest or title which, if adversely determined, could reasonably be expected to result in the Companies incurring material Environmental Liabilities and Costs; (vi) the Companies have obtained all permits, approvals, authorizations and licenses required by

Environmental Laws necessary for their operations, and all such permits, approvals, authorizations and licenses are in effect and the Companies are in compliance with all terms and conditions of such permits, approvals, authorizations and licenses except where failure to obtain or comply could not result in material Environmental Liabilities and Costs; and (vii) to the best of the Companies' knowledge, information and belief, and except as disclosed in writing to the Agent, no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by the Companies or any predecessor in interest or title which, if adversely determined, are reasonably likely to result in material Environmental Liabilities and Costs to the Companies.

               6.15. Capital Stock. Set forth on Schedule 6.15 is a complete and accurate list showing, as of the date hereof, all Subsidiaries of the Companies and, as to each such Subsidiary, the jurisdiction of its incorporation, the number of shares of each class of stock authorized, the number outstanding on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Companies. No stock of any Subsidiary of the Companies is subject to any outstanding option, warrant, right of conversion or purchase or any similar right. All of the outstanding capital stock of each such Subsidiary has been validly issued, is fully paid and non-assessable and is owned by the Companies, free and clear of all Liens.

               6.16. Holding Company and Investment Company Acts. None of the Companies is a (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

               6.17. Permits, Etc. The Companies have all material permits, material licenses, authorizations and material approvals required for them lawfully to own and operate their business.

               6.18. Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.




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
               6.19. Insurance. The Companies keep their properties adequately insured and maintain (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or by the Post-Petition Loan Documents.
Schedule 6.19 hereto sets forth a list of all insurance maintained by the Companies on the Closing Date.

               6.20.  Financial Accounting Practices, Etc.

               (i) The Companies make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect their respective transactions and dispositions of their respective assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, and (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with GAAP except as previously disclosed to the Agent and (B) to maintain accountability for assets.

               (ii) The Companies maintain a system of internal procedures and controls sufficient to provide reasonable assurance that the information required to be set forth in each request made by a Company pursuant to Section 2 hereof (including, without limitation, information relating to the identification of assets which are Inventory and the valuation thereof) is accurate.

               6.21. Location of Bank Accounts. Schedule 6.21 sets forth a complete and accurate list as of the Closing Date of all deposit and other accounts, maintained by the Companies together with a description thereof (i.e. the bank at which such deposit or other account is maintained and the account number and the purpose thereof).


7.  REPORTING REQUIREMENTS

               7.1. Reports and Notices. The Companies covenant and agree that from and after the Closing Date and until the payment in full of all the
Obligations:

               (a) unless the Agent shall have otherwise consented in writing, the Companies will furnish to the Agent and each Lender, within ninety (90) days after the end of each Fiscal Year of the Companies, Consolidated Financial Statements as at the close of such year, audited by independent public accountants selected by the Companies and satisfactory to the Agent and an unaudited Consolidating Balance Sheet and consolidating statements of profit and loss, cash flow and surplus of the Companies and all Subsidiaries of each as at the close of such year; within forty five (45) days after the end of each Fiscal Quarter Consolidated Financial Statements and Consolidating Balance Sheet as at the end of such period and consolidating statements of profit and loss, cash flow and surplus of the Companies and all Subsidiaries of each; and within thirty-five (35) days after the end of each of the first eleven (11) months of each Fiscal Year Consolidated Financial Statements and Consolidating Balance Sheet and consolidating statements of profit and loss, cash flow and surplus of the Companies and all Subsidiaries of each as at the end of such month; and from time to time, such further information regarding the business affairs and financial condition of the Companies and any subsidiaries thereof as the Agent may reasonably request, including, without limitation, (i) the accountant's management practice letter and (ii) annual cash flow projections in form satisfactory to the Agent. Each financial statement which the Companies are required to submit hereunder must be accompanied by an officer's certificate, signed by the President, Chief Financial Officer, Vice President, Controller or Treasurer of Harvard, pursuant to which any one such officer must certify that: (i) the financial statement(s) fairly and accurately represent(s) the Companies' financial condition at the end of the particular accounting period, as well as the Companies' operating results during such accounting period, subject to year-end audit adjustments; (ii) during the particular accounting period: (x) there has been no Default or Event of Default under this Agreement; provided, however, that if any such officer has knowledge that any Default or Event of Default has occurred during such period, the existence of and a detailed description of same shall be set forth in such officer's certificate; and (y) the Companies have not received any notice of cancellation with respect to property insurance policies; and (iii) the exhibits attached to such financial statement(s) include detailed calculations showing compliance with all financial covenants contained in this Agreement;

               (b) to provide the Agent from time to time, with reports (each, a "Cash Budget") showing the current status of Accounts of each of the Companies as reflected in the books and records of the Companies and an estimate of disbursements for the ensuing period. Such reports shall be furnished to the Agent (i) weekly, where the Aggregate Net Availability is $5,000,000 or more; and (ii) daily, where Aggregate Net Availability is less than $5,000,000. Each such report shall be



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accompanied by an officer's certificate, signed by an Executive Officer, certifying such report as being complete and correct in all respects;

               (c) to provide the Agent within fifteen (15) days of the end of each month with (i) a report showing Eligible Inventory and ineligible Inventory as of the close of business on the last day of the immediately preceding month; and (ii) a report showing aging Trade Accounts Receivable as of the last day of the immediately preceding month. Each such report shall be accompanied by an officer's certificate, signed by an Executive Officer, certifying such report as being complete and correct in all respects;

               (d) to furnish the Agent (i) promptly and in any event within ten (10) days after any of the Companies, any of their respective Subsidiaries or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, and (ii) promptly and in any event within 10 days after any Company, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Qualified Plan, a written statement of the chief financial officer or other appropriate officer of Harvard describing such ERISA Event or waiver request and the action, if any, which the Company, its Subsidiaries and ERISA Affiliates propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto;

               (e) to furnish the Agent promptly and in any event within three
(3) days after receipt thereof, a copy of any correspondence any Company, any of its Subsidiaries or any ERISA Affiliate receives from the plan sponsor (as defined by Section 4001 (a)(10) of ERISA) of any Multiemployer Plan concerning potential withdrawal liability of such Company, its Subsidiaries and ERISA Affiliates in excess of $1,000,000 in the aggregate, or notice of any reorganization with respect to any Multiemployer Plan, together with a written statement of the chief financial officer or other appropriate officer of Harvard of the action which such Company, its Subsidiaries and ERISA Affiliates propose to take with respect thereto;

               (f) to furnish the Agent weekly with a schedule reflecting payments for Capital Expenditures during the preceding week, separately indicating the amounts payable on Capital Leases; and




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
               (g) to provide any other financial reports, financial statements or any other related information provided to any other creditor or interested party or which may be reasonably requested by the Agent.

8.  AFFIRMATIVE COVENANTS

               Each Company covenants and agrees that, unless the Required Lenders shall otherwise consent in writing, from and after the Closing Date and until the payment in full of all the Obligations:

               8.1. Books and Records. The Companies agree to maintain books and records pertaining to the Collateral and their respective business in such detail, form and scope as the Agent shall reasonably require. The Companies agree that the Agent or its agents may enter upon any of the Companies' premises at any time during normal business hours, and from time to time, for the purpose of inspecting the Collateral, and any and all records pertaining thereto. The Companies agree to afford the Agent prior written notice of any change in the location of any Collateral, other than shipments of Inventory in the ordinary course of business to locations of which the Agent has previously been advised in writing. Each of the Companies agrees to advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or on the security interests granted to the Agent therein.

               8.2. Collateral. (a) Each of the Companies agrees to: execute and deliver to the Agent, from time to time, solely for the Agent's convenience in maintaining a record of the Collateral, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral pledged to the Agent hereunder. The Companies' failure, however, to promptly give the Agent such statements or schedules shall not affect, diminish, modify or otherwise limit the Agent's security interests in the Collateral.

               (b) Each of the Companies agrees to comply with the requirements of all federal law in order to grant to the Agent valid and perfected first security interests in the Collateral. Each of the Companies agrees to do whatever the Agent may reasonably request in order to effect the purposes of this Agreement.

               8.3. Insurance. (a) Each of the Companies agrees to maintain insurance on the Real Estate, Equipment and Inventory under such policies of insurance, with such insurance companies, in such reasonable amounts and covering



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such insurable risks as are at all times reasonably satisfactory to the Agent.
All policies covering the Equipment and Inventory are, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, to be made payable to the Agent for the benefit of the Lenders, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may require to fully protect the Agent's interest in the Inventory and Equipment and to any payments to be made under such policies. All original policies or true copies thereof are to be delivered to the Agent, premium prepaid, with the loss payable endorsement in the Agent's favor, and shall provide for not less than thirty (30) days' prior written notice to the Agent of the exercise of any right of cancellation. At the Companies' request, or if the Companies fail to maintain such insurance, the Agent may arrange for such insurance, but at the Companies' expense and without any responsibility on the Agent's part for: obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. During the continuance of an Event of Default the Agent shall, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, have the sole right, in the name of the Agent or the Companies or any of them, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

               (b)(i) In the event of any loss or damage by fire or other casualty, the Companies shall prepay the Pre-Petition Revolving Credit Loans in an amount equal to all insurance proceeds relating to Inventory received and, if the Pre-Petition Revolving Credit Loans have been fully paid, the Revolving Credit Loans.

                 (ii) In the event any part of a Company's fixed assets is damaged by fire or other casualty, the Companies shall apply all insurance proceeds received on account of such damage or other casualty as Asset Sale Proceeds unless the Agent otherwise determines; provided, however, that if such insurance proceeds are in an amount less than $1,000,000, then the Companies may elect not to treat such proceeds as Asset Sale Proceeds but use them to restore or repair the damaged fixed assets.

               8.4. Charges. Each of the Companies agrees to pay, when due, all Charges lawfully levied or assessed upon the Companies or the Collateral for any period commencing on or after the Petition Date and if such Charges remain unpaid after the date fixed for the payment thereof, unless such Charges are being diligently



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
contested in good-faith by the Companies by appropriate proceedings, or if any Lien shall be claimed thereunder (a) for Charges due the United States of America or (b) which in the Agent's opinion might create a valid obligation having priority over the rights granted to the Agent herein, the Agent may, on the Companies' behalf, pay such Charges, and the amount thereof shall be an Obligation secured hereby and due to the Agent on demand.

               8.5. Compliance with Law. Each of the Companies: (a) agrees to comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official, with which the failure to comply would have a material and adverse impact on the Collateral, or any material part thereof, or on the operation of the Companies' business; provided, however, that the Companies may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Agent's reasonable opinion, materially and adversely affect the Agent's rights or priority in the Collateral; and (b) agrees to comply with all Environmental Laws, applicable to the ownership and/or use of its real property and operation of its business, which the failure to comply with would have a material and adverse impact on the Collateral, or any material part thereof, or on the operation of the business of the Companies. Notwithstanding the foregoing, no Company shall be deemed to have breached any provision of this
Section 8.5 if (i) the failure to comply with the requirements of this Section
8.5 resulted from good-faith error or innocent omission, (ii) such Company promptly commences and diligently pursues a cure of such breach and (iii) such failure is cured within fifteen (15) Business Days following such Company's receipt of notice of such failure.

               8.6. Indemnification. Each of the Companies hereby jointly and severally indemnifies the Agent and the Lenders and agrees to defend and hold the Agent and the Lenders harmless from and against any and all loss, damage, claim, liability, injury or expense which the Agent and/or the Lenders may sustain or incur (other than as a result of actions of the Agent and/or the Lenders) in connection with: any claim or expense asserted against the Agent and/or the Lenders as a result of any environmental pollution, hazardous material or environmental clean-up of the Companies' real property; or any claim or expense which results from the Companies' operations (including, but not limited to, the Companies' off-site disposal practices); or any Environmental Law and the Companies further agree that this indemnification shall survive termination of this Agreement as well as the payment of all Obligations or amounts payable hereunder.




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
               8.7. Cash Management. (a) Asset Sale Proceeds. The Companies shall cause all cash, checks, notes, drafts or other similar items of payment relating to or constituting Asset Sale Proceeds to be deposited and, when collected, to be transferred, via wire transfer in immediately available funds, to a bank account in the name of the Agent and maintained at the offices of an Affiliate of the Agent (the "Concentration Account"). The Concentration Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations and the Companies hereby grant to the Agent for the benefit of the Lenders a Lien therein.

               (b) Net Proceeds of Other Collateral. The Companies shall deposit on the date of receipt thereof or cause to be deposited directly all cash, checks, notes, drafts or other similar items of payment relating to or constituting proceeds derived from the sale of any Collateral, payments made by the Companies' Account Debtors in respect of Accounts, and any other similar payments in one of the local bank accounts listed on Schedule 8.7(b) of this Agreement (the "Local Accounts"); provided, however, that all funds in the Local Accounts shall at all times be pledged to the Agent for the benefit of the Lenders pursuant to appropriate blocked account arrangements with the banks in which the Local Accounts are maintained. All amounts deposited in the Local Accounts shall, when collected, be deposited via wire transfer, in immediately available funds, into the Concentration Account. The Local Accounts shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts being Collateral and securing payment of the Obligations.

               (c) Concentration Account. All amounts deposited in the Concentration Account shall, within one Business Day after such amounts are so deposited and credited, in immediately available funds, to such account, be applied by the Lenders against the outstanding balance of the Obligations or the Pre-Petition Obligations, as the case may be, in accordance with Section 2.4.

               (d) Operating Account. The Companies may maintain in their names, jointly and severally, an account at the offices of the Agent or an Affiliate of the Agent, Account No. ________ (the "Operating Account") into which the Agent shall, from time to time, deposit proceeds of Revolving Credit Loans. The Operating Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account being Collateral and securing payment of the Obligations and the Companies hereby grant the Agent on behalf of the Lenders a Lien therein.



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
               8.8. Fixed Charge Coverage Ratio. From and after October 1, 1997, the Companies shall maintain a ratio of (a) EBITDA to (b) Fixed Charges of at least 1:1 for the period from the beginning of the Fiscal Year to the end of the most recently completed calendar month in such Fiscal Year for which financial statements are available.

               8.9. EBITDA. The Companies shall maintain EBITDA of not less than:

               (a) $2,000,000 for the month ended May 31, 1997;
               (b) $5,200,000 for the two months ended June 30, 1997;
               (c) $1,600,000 for the three months ended July 31, 1997;
               (d) $5,300,000 for the four months ended August 31, 1997; and
               (e) $11,000,000 for the five (5) months ending September 30, 1997.

               8.10. Capital Expenditures. The Companies shall not make payments in respect of Capital Expenditures excluding payments on Capital Lease Obligations in existence on the Petition Date in excess of $10,000,000 in the aggregate for all Companies during the period from the Petition Date through September 30, 1997, without the prior written consent of the Agent (acting on the instructions of the Required Lenders).

               8.11. Insurance. The Companies shall maintain a primary product liability insurance policy in the amount of $1,000,000 and an umbrella insurance policy in the amount of $50,000,000 or in such other amounts as the Agent may reasonably require.

               8.12. Environmental Expenditures. The Companies agree to advise the Agent in writing of: (a) all expenditures (actual or anticipated) in excess of $500,000 per site for (i) environmental clean-up, (ii) environmental compliance or (iii) environmental testing; (b) the impact of said expenses on the Companies' working capital; and (c) any notices a Company receives from any local, state or federal authority advising such Company of any environmental liability (real or potential) stemming from the Companies' operations, premises or waste disposal practices or the waste disposal sites used by such Company and will provide the Agent with copies of all such notices if requested by the Agent. Harvard agrees to provide the Agent with a copy of its Quarterly EPA Reserve Report as soon as it is prepared.




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
               8.13. Affiliate Transactions. Except for transactions permitted hereby, transactions between or among the Companies and transactions disclosed in the related party transactions section of Harvard's annual report on Form 10-K for the Fiscal Year ended September 30, 1996, without the prior written consent of the Agent, the Companies agree that they will not enter into any transaction, including, without limitation, any purchase, sale, lease, loan or exchange of property with any affiliate of any of the Companies, except that any Company may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms no less favorable to such Company than could be obtained on an arms-length basis from unrelated third parties or other transactions entered into with the consent of the Agent (such consent not be unreasonably withheld).

9.  NEGATIVE COVENANTS

        The Companies agree that, without the prior written consent of the Required Lenders, until payment in full of all the Obligations:

               9.1. Liens. None of the Companies will mortgage, assign, pledge, transfer or otherwise permit any Lien to exist on any of its assets or goods, whether real, personal or mixed, whether now owned or hereafter acquired, except for Permitted Encumbrances.

               9.2. Indebtedness. None of the Companies will incur or create any Indebtedness other than the Permitted Indebtedness.

               9.3.  Intentionally Omitted.

               9.4. Sale of Assets. None of the Companies will sell, convey, transfer, lease or otherwise dispose of any of their assets or any interest therein to any Person, except (i) any Company may sell, convey, transfer, lease or otherwise dispose of its assets to any Company; (ii) any Company may sell, convey, transfer, lease or otherwise dispose of Inventory and obsolete Equipment in the ordinary course of business; and (iii) Harvard may sell any assets that are or were at any time owned by ESNA.

               9.5. Merger, Consolidation. None of the Companies will merge or consolidate with any Person other than a Company or otherwise alter or modify its corporate name, principal place of business, structure, status or existence, or enter



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into or engage in any operation or activity materially different from that presently being conducted by it.

               9.6. Guarantees. None of the Companies will assume, guarantee, endorse or otherwise become liable upon the obligations of any Person other than another Company, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

               9.7. Dividends, Distributions. None of the Companies will declare or pay any dividend of any kind on, or make any other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of, or purchase, acquire, redeem or retire, or make any other payment in respect of, any of the capital stock or equity interest, of any class whatsoever, whether now or hereafter outstanding.

               9.8. Investments. None of the Companies will purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person (any of the foregoing being an "Investment"), except:

                      (i) Investments by Harvard or the Companies existing on the date hereof and set forth in Schedule 9.8;

                      (ii) (x) loans or advances made by any Company to any other Company and (y) loans or advances made by any Subsidiary (other than a Company) to any Company and, in the case of clause (y), evidenced by a written instrument that provides that any payment of principal of, interest on and other amounts in respect of such loans or advances shall be subordinated to the prior payment in full of the Obligations on terms satisfactory in all respects to the Agent;

                      (iii) loans or advances by any Company or any of their Subsidiaries (x) to any of their employees made in the ordinary course of business, so long as such loans and advances do not exceed $250,000 in the aggregate at any time outstanding and (y) to any of their employees who has moved more than 50 miles to take or continue employment with such Company or such Subsidiary, as the case may be, and who has not sold his or her residence prior to such move, where the proceeds of such loan or advance are used by such employee for the purpose of purchasing a residence and such loan or advance becomes due and payable upon the sale by such



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
employee of his or her residence prior to such move, so long as such loans and advances do not exceed $250,000 in the aggregate at any time outstanding;

                      (iv) investments arising from transactions by any Company or any of its Subsidiaries with customers or suppliers in the ordinary course of business, including endorsements of negotiable instruments, debt obligations and other investments received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers, arising in the ordinary course of business and in the exercise of the reasonable business judgment of such Company or such Subsidiary;

                      (v) loans or advances made by any Company or any Subsidiary to the Canadian Subsidiary in an aggregate principal amount not to exceed the Canadian dollar equivalent of $1,500,000 at any time outstanding;

                      (vi)  all Guarantees permitted by Section 9.6;

                      (vii) any Investments consisting of non-cash consideration received in connection with a sale of assets permitted by Section 9.4;

                      (viii) Investments in any Subsidiary, joint venture or partnership which conducts operations related to Harvard's automotive lines of business; provided, however, that the aggregate amount of such Investments shall not exceed $2,500,000 from the Closing Date; and

                      (ix) commodity hedges and Interest Rate Protection Agreements, in each case entered into in the ordinary course and approved by the Agent; and

                      (x) other Investments not exceeding $500,000 in the aggregate at any time outstanding.

10.  TERMINATION

               10.1. Termination. Subject to the provisions of Section 2, the financing arrangement contemplated hereby shall be in effect from the Closing Date until the Termination Date. Notwithstanding anything contained in this agreement to the contrary, the Lenders' obligations hereunder shall terminate if the Closing Date shall not have occurred by May 15, 1997, or if the Final Order is not entered by the Bankruptcy Court by June 15, 1997. The Companies may terminate the Line of



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Credit at any time except that, if terminated prior to the first anniversary of the Closing Date, the Companies shall pay to the Agent for the benefit of the Lenders the Early Termination Fee to the extent due in accordance with its terms. All Obligations shall be due and payable on the Termination Date.

               10.2. Survival of Obligations upon Termination of Financing Arrangement. Except as otherwise expressly provided for in the Post-Petition Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the Companies or the Lenders, as the case may be, relating to any transaction or event occurring prior to such termination and all Liens, claims and super-priority interests granted or confirmed herein shall continue in full force and effect until all Obligations and Pre-Petition Obligations are paid in full. Except as otherwise expressly provided herein or in any other Post-Petition Loan Document, all undertakings, agreements, covenants, warranties and representations contained in the Post-Petition Loan Documents shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been paid in full in accordance with the terms of the agreements creating such Obligations, at which time the same shall terminate.

11.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES

               11.1. Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

               (a) The Companies shall (i) fail to make any payment of principal or interest required herein to be made with respect to the Obligations or the Pre-Petition Obligations, when due and payable or declared due and payable or (ii) fail to make any payment of any other amount owing in respect of the Revolving Credit Loans, the Term Loans or any of the other Obligations owing under this Agreement or any of the other Post-Petition Loan Documents within five (5) days after such amount is due and payable; or

               (b) The Companies or any one of them shall fail or neglect to perform, keep or observe any of the provisions of Sections 8.7, 8.8, 8.9, 8.10, 8.11, 9, 12.11, 12.12, 12.14 and 12.15; or




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               (c) The Companies or any one of them shall fail or neglect to perform, keep or observe any provision of this Agreement or of any of the other Post-Petition Loan Documents that is not specifically addressed in this Section 11.1, and the same shall remain unremedied for a period ending on the first to occur of ten (10) days after the Companies shall receive written notice of any such failure from the Agent or any Lender or thirty (30) days after the Companies shall become aware thereof; or

               (d) Any representation or warranty herein or in any Post-Petition Loan Document or in any written statement pursuant thereto or hereto, report, financial statement or certificate made or delivered to the Agent or the Lenders by any Company or on behalf of any Company shall be untrue or incorrect in any material respect, as of the date when made or deemed made; or

               (e) Any material provision of any Post-Petition Loan Document shall, for any reason, cease to be valid and binding on any Company, or any Company shall so state in writing; or

               (f) Any Post-Petition Loan Document, the Interim Order or the Final Order shall, for any reason, cease to create a valid Lien in any of the Collateral purported to be covered thereby or such Lien shall cease to be a perfected Lien having the priority provided for herein pursuant to section 364(c) of the Bankruptcy Code against each Company or any Company shall so allege in any pleading filed in any court; or

               (g)  There shall occur a Material Adverse Change; or

               (h)(i) With respect to any Plan, a prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA occurs which in the reasonable determination of the Agent could result in direct or indirect liability to any Company, (ii) with respect to any Title IV Plan, the filing of a notice to voluntarily terminate any such plan in a distress termination,
(iii) with respect to any Multiemployer Plan, any Company or any ERISA Affiliate shall incur any Withdrawal Liability, (iv) with respect to any Qualified Plan, any Company or any ERISA Affiliate shall incur an accumulated funding deficiency or request a funding waiver from the IRS, or (v) with respect to any Title IV Plan or Multiemployer Plan which has an ERISA Event not described in clauses (ii)-(iv) hereof, in the reasonable determination of the Agent there is a reasonable likelihood for termination of any such plan by the PBGC; provided, however, that the events listed in clauses (i)-(v) hereof shall constitute Events of Default only if the liability, deficiency or waiver request of



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the Companies or any ERISA Affiliate, whether or not assessed, exceeds $50,000 in any case set forth in (i)-(v) above, or exceeds $100,000 in the aggregate for all such cases; or

               (i) The Bankruptcy Court shall enter an order appointing a trustee under section 1104(a) of the Bankruptcy Code in any of the Chapter 11 Cases; or

               (j)(i) The Interim Order shall cease to be in full force and effect and the Final Order shall not have been entered prior to such cessation, or (ii) the Final Order shall not have been entered by the Bankruptcy Court on or before June 15, 1997 or (iii) from and after the date of entry thereof, the Final Order shall cease to be in full force and effect, or (iv) any Company shall fail to comply with the terms of the Interim Order or the Final Order in any material respect, or (v) the Interim or the Final Order shall be amended, supplemented, stayed, reversed, vacated or otherwise modified (or any of the Companies shall apply for authority to do so) without the consent of the Required Lenders; or

               (k) The Bankruptcy Court shall enter an order appointing a responsible officer or an examiner with enlarged powers relating to the operation of the business (beyond those set forth in section 1106(a)(3) and (4) of the Bankruptcy Code) under section 1106(b) of the Bankruptcy Code, in any of the Chapter 11 Cases; or

               (l) Any of the Chapter 11 Cases shall be dismissed or converted to a case under chapter 7 of the Bankruptcy Code; or an application shall be filed by any of the Companies for the approval of, or there shall arise, (i) any other Claim having priority senior to or pari passu with the claims of the Lenders under the Post-Petition Loan Documents or any other claim having priority over any or all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code (other than Permitted Expenses); or (ii) any Lien on the Collateral having a priority senior to or pari passu with the liens and security interests granted or confirmed herein, except as expressly provided herein; or

               (m) Any Company shall file a motion seeking or the Bankruptcy Court shall enter an order (other than an order of the Bankruptcy Court approving a Permitted Pre-Petition Claim Payment) (i) granting relief from the automatic stay applicable under section 362 of the Bankruptcy Code to any holder of any security interest in any assets having a book value individually or in the aggregate in excess of $25,000 of any Company (other than with respect to Permitted Purchase Money Liens incurred after the Petition Date) or
(ii) approving any settlement or other stipulation



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with any creditor of any Company or otherwise providing for payments as adequate protection or otherwise to such creditor individually or in the aggregate in excess of $25,000 for any and all such creditors; or

               (n) Any Company shall support (whether by way of any motion or other pleading filed with the Bankruptcy Court or any other writing to another party-in-interest executed by or on behalf of a Company or by oral argument) any other Person's opposition to any motion made in the Bankruptcy Court by the Agent or the Lenders seeking confirmation of the principal amount of the Pre-Petition Obligations or the validity and enforceability of the liens or security interests granted or confirmed herein (including, without limitation, the Liens securing the Pre-Petition Obligations); or

               (o) Any Company shall seek to, or shall support (whether by way of any motion or other pleading filed with the Bankruptcy Court or any other writing to another party-in-interest executed by or on behalf of a Company or by oral argument) any other Person's motion to, disallow in whole or in part any of the Pre-Petition Obligations or the Obligations or to challenge the validity and enforceability of the liens or security interests granted or confirmed herein (including, without limitation, the Liens securing the Pre-Petition Obligations or the Obligations); or

               (p) Any Company shall make any payment (as adequate protection or otherwise) on account of any Claim arising or deemed to have arisen prior to the Petition Date other than a payment or payments which would not constitute a default under Section 11.1(m) (ii) or a Permitted Pre-Petition Claim Payment; or

               (q) Any judgment or order for the payment of money in excess of $500,000 shall be rendered against any of the Companies after the Petition Date, and there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (r) The Companies shall have failed to deliver to the Agent a Cash Budget, the report required by Section 7.1(c) or the report required by
Section 7.1(g), in each case when due and such default shall remain unremedied for a period of more than one Business Day; or

               (s) Commencement by any of the Companies or their estates or any of their respective affiliates of any litigation, arbitration or other proceeding relating to



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any claim or action against the Agent or any of the Lenders arising or alleged to arise out of any conduct of any of such entities prior to the Closing Date under or in connection with the Pre-Petition Loan Documents.

               11.2. Remedies. (a) If any Event of Default shall have occurred and be continuing, the Agent may, at its option, and shall at the direction of the Required Lenders, without notice, (i) terminate the Commitment with respect to further Revolving Credit Loans and Term Loans, whereupon no Revolving Credit Loans or Term Loans may be made or Letter of Credit obligations incurred, and/or (ii) declare all Obligations to be forthwith due and payable, whereupon all Obligations shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Companies, and/or (iii) charge the Default Rate of Interest on all then outstanding or thereafter incurred Obligations and Pre-Petition Obligations in lieu of the interest provided for in Section 3, and/or (iv) require the Companies on demand to cash collateralize Letters of Credit then outstanding as required by Section 2.3(k).

               (b) Upon the occurrence and during the continuance of an Event of Default, and upon three Business Days' prior notice to the Companies, any Creditors' Committee and the United States Trustee, the automatic stay provided in section 362 of the Bankruptcy Code shall be deemed automatically vacated without further order of the Bankruptcy Court and the Agent and the Lenders shall be immediately permitted to, inter alia, pursue any and all of their remedies against the Companies and/or the Collateral and seek payment in respect of all Obligations.

               (c) In addition to the remedies set forth above, the Agent on behalf of the Lenders may exercise any of the remedies with respect to the Collateral provided for in Section 5.6 or elsewhere herein or any other remedies provided by applicable law.

               11.3. Waivers by the Companies. Except as otherwise provided for in this Agreement and applicable law, the Companies waive (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Lenders on which the Companies may in any way be liable and hereby ratify and confirm whatever the Agent or the Lenders may do in this regard, (ii) all rights to notice and a hearing prior to the Lenders' taking possession or control of, or to the Agent's or



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any Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing the Agent or any Lender to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. The Companies acknowledge that they have been advised by attorneys of their choice with respect to this Agreement, the other Post-Petition Loan Documents and the transactions evidenced by this Agreement and the other Post- Petition Loan Documents.

12.  MISCELLANEOUS

               12.1. Complete Agreement. The Post-Petition Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by the Companies, the Agent and the Lenders.

               12.2. Fees and Expenses. Whether or not the transactions contemplated hereunder are completed, the Companies shall be liable for all reasonable out-of-pocket expenses of the Agent in connection with the preparation of the Post-Petition Loan Documents and the administration of the loans made pursuant thereto including, without limitation, the reasonable fees and expenses of counsel and advisors, including, without limitation, the allocated legal fees of in-house counsel, and fees and expenses associated with periodic field audits and miscellaneous disbursements in connection with the Post-Petition Loan Documents and the transactions contemplated thereby and advice in connection therewith. If, at any time or times, regardless of the existence of an Event of Default (except with respect to paragraphs (iii) and (iv) below, which shall be subject to an Event of Default having occurred and continuing), the Agent on behalf of the Lenders shall employ counsel or other advisors for advice or other representation or shall incur reasonable legal or other costs and expenses in connection with:

               (i) any amendment, modification or waiver, or consent with respect to, any of the Post-Petition Loan Documents or advice in connection with the administration of the loans made pursuant hereto or its rights hereunder or thereunder;

               (ii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Agent, any Lender, any of the Companies or any other Person) in any way relating to the Collateral, any of the Post-Petition Loan



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        Documents or any other agreements to be executed or delivered in connection herewith;

               (iii) any attempt to enforce any rights or remedies of the Agent or the Lenders against the Companies or any other Person, that may be obligated to a Lender by virtue of any of the Post-Petition Loan Documents; or

               (iv) any attempt to verify, protect, collect, sell, liquidate or otherwise dispose of the Collateral;

then, and in any such event, all such costs and expenses of the Agent, including the attorneys' and other parties' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section shall be payable, on demand, whether or not the transactions contemplated hereunder are consummated, by the Companies to the Agent and shall be additional Obligations secured under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' and investment bankers' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telefax charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

               12.3. No Waiver by Lenders. The Agent or any Lender's failure at any time or times, to require strict performance by the Companies of any provision of this Agreement and any of the other Post-Petition Loan Documents shall not waive, affect or diminish any right of the Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Agent or any Lender of an Event of Default by the Companies under the this Agreement or any other Post-Petition Loan Document shall not suspend, waive or affect any other Event of Default by the Companies under this Agreement or any of the other Post-Petition Loan Documents whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Company contained in this Agreement or any of the other Post-Petition Loan Documents and no defaults by any Company under any of the Post-Petition Loan Documents shall be deemed to have been suspended or waived by the Agent or the Lenders, unless such suspension or waiver is by an



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instrument in writing and directed to the Companies specifying such suspension or waiver.

               12.4. Additional Remedies. The Agent's and the Lenders' rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which the Agent and the Lenders may have under any other agreement, including without limitation, the Post-Petition Loan Documents, the Pre- Petition Loan Documents, the U.C.C., by operation of law or otherwise. Recourse to the Collateral shall not be required. This Agreement is without prejudice to any rights of the Lenders under the Bankruptcy Code or under non-bankruptcy law. Nothing in this Agreement shall be deemed a waiver of the Lenders' right of banker's lien or setoff.

               12.5. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               12.6. Parties. This Agreement and the other Post-Petition Loan Documents shall be binding upon, and inure to the benefit of, the successors of the Companies, the Agent, the Lenders and the assigns, transferees and endorsees of the Lenders.

               12.7. Conflict of Terms. Except as otherwise provided in this Agreement or any of the other Post-Petition Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Post-Petition Loan Documents, the provision contained in this Agreement shall govern and control.

               12.8. Authorized Signature. Until the Agent shall be notified by any Company to the contrary, the signature upon any document or instrument delivered pursuant hereto of an officer of each Company listed in Schedule 12.8 shall bind the Companies and be deemed to be the act of the Companies affixed pursuant to and in accordance with resolutions duly adopted by Companies' Board of Directors.




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              12.9. Governing Law; Litigation. (a) Except as otherwise
expressly provided in any of the Post-Petition Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and be construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. Service of process on the Companies, the Agent or the Lenders in any action arising out of or relating to any of the Post-Petition Loan Documents shall be effective if mailed to such party at the address listed in Section 12.10.

               (b) THE COMPANIES, THE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THEM OF ANY KIND OR NATURE. THE COMPANIES, THE AGENT AND THE LENDERS HEREBY AGREE THAT THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE OR, AT THE OPTION OF THE AGENT OR THE LENDERS, ANY COURT IN WHICH THE AGENT OR ANY LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANIES, THE AGENT AND THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR TO ANY MATTER ARISING THEREFROM. THE COMPANIES EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANIES AT THE ADDRESSES OF THE COMPANIES SET FORTH BELOW. SHOULD THE COMPANIES FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, THEY SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST THEM AS DEMANDED OR PRAYED FOR IN SUCH



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SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM SET FORTH IN THIS
SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION. THE COMPANIES WAIVE ANY OBJECTION BASED UPON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER.

               12.10. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or telecopied and confirmed by telecopy answerback addressed as follows:

            (a)  If to Agent, at

                      The CIT Group/Business Credit, Inc.
                      1211 Avenue of the Americas
                      New York, New York  10036
                      Attention:  Frank A. Grimaldi, Vice President Telecopy
                      Number:  (212) 536-1295

                      With copies to:

                      Weil, Gotshal & Manges LLP
                      767 Fifth Avenue
                      New York, New York  10153
                      Attention:  Stephen Karotkin, Esq.
                      Telecopy Number:  (212) 310-8007

            (b)  If to any Company, addressed to it, at

                      Harvard Industries, Inc.
                      2502 North Rocky Point Drive
                      Tampa, Florida  33607



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                      Attention:  Joseph T. Gagliardi
                                    and Richard Dawson, Esq.
                      Telecopy Number:  (813) 289-3578

                      With copies to:

                      Willkie, Farr & Gallagher
                      One Citicorp Center
                      New York, New York  10022
                      Attention:  Barry N. Seidel, Esq.
                                      and Brent W. White
                      Telecopy Number:  (212) 821-8111

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. The Agent shall provide the Lenders with copies of all notices received from the Companies hereunder, such notices to be sent to the address of each Lender specified in writing by such Lender to the Agent for this purpose from time to time.

               12.11. Section 506(c) Waiver. In consideration of the Revolving Line of Credit being made available to the Companies by the Lenders, each Company hereby agrees not to assert and affirmatively waives any claim it otherwise might have under section 506(c) of the Bankruptcy Code and agrees that the Collateral securing the Obligations to the Lenders may be charged with costs or expenses only as provided for under Section 2.5. with respect to Permitted Expenses.

               12.12. Waiver of Chapter 5 Claims. In consideration of the Revolving Line of Credit being made available to the Companies by the Lenders, each Company hereby agrees not to assert and hereby affirmatively waives any claim it may have under Chapter 5 of the Bankruptcy Code against the Agent and the Lenders in any



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form or manner whatsoever and affirmatively waives any right it may have to challenge the extent and validity of the Liens granted to the Agent and the Lenders pursuant to the Pre-Petition Loan Documents as security for the Pre-Petition Obligations and further releases each Lender and the Agent from and affirmatively waives any and all other claims it may have against the Agent and any Lender from the beginning of time to the date hereof.

               12.13. Reversal of Payments. To the extent the Companies make a payment or payments to the Agent or the Lenders or the Agent or the Lenders receive any payment or Proceeds of the Collateral for the Companies' benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations and the Pre-Petition Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received.

               12.14. No Action. Each Company covenants that it will refrain from commencing any action or suit, or prosecuting any pending action or suit, in law or in equity, against the Agent or the Lenders, or their respective agents, attorneys, employees, heirs, executors, administrators, officers, directors, successors and assigns, on account of any action or cause of action relating to the Pre-Petition Loan Documents and/or the Pre-Petition Obligations which now exists or which may hereafter accrue in its favor upon the basis of facts existing at the date hereof.

               12.15. Waiver of Marshalling. The Agent and the Lenders shall have no obligation to marshall all or any portion of the Pre-Petition Collateral or the Collateral upon any realization or foreclosure under this Agreement or any Pre- Petition Loan Document, and any court having jurisdiction over this Agreement may order the sale of all or any portion of the Pre-Petition Collateral or the Collateral as an entirety. Any sale of, or the grant of options to purchase (for the option period thereof or after exercise thereof), or any other realization upon, all or any portion of the Pre-Petition Collateral or the Collateral under this Agreement or any Pre-Petition Loan Document by the Agent or the Lenders after foreclosure shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Companies in and to any Pre-Petition Collateral or any Collateral so sold, optioned or realized upon, and shall bar both at law and in equity the Companies and any and all Persons claiming or attempting to claim the Pre-Petition Collateral or the Collateral so



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sold, optioned or realized upon or any part thereof from, through and under the
Companies. No delay on the part of the Agent or any of the Lenders in exercising any power of sale, lien, option or other right hereunder or under any Pre-Petition Loan Document and no notice or demand which may be given to or made upon any Company with respect to any power of sale, lien, option or any other right hereunder or thereunder shall constitute a waiver thereof, or limit or impair the right of the Agent or any of the Lenders to take any action or to exercise any power of sale, lien, option or any other right under this Agreement without notice or demand (except as otherwise provided by the terms of this Agreement), nor shall any single or partial exercise thereof, or the exercise of any power, Lien, option or other right under this Agreement or otherwise, prejudice any of their rights against the Companies in any respect.

               12.16. Pre-Petition Obligations. The Companies hereby acknowledge, confirm and agree that the Companies are indebted to the Lenders for the Pre-Petition Obligations, as of May 8, 1997, in the amounts set forth in the recitals to this Agreement.

               12.17. Acknowledgement of Security Interests. Each Company hereby acknowledges, confirms and agrees that the Agent and the Lenders under the Pre- Petition Loan Agreement have valid, enforceable and perfected first priority Liens on and security interests in all Pre-Petition Collateral pursuant to the Pre-Petition Loan Documents as in effect on the Petition Date to secure all of the Pre-Petition Obligations.

               12.18. Binding Effect of Documents. Each Company hereby acknowledges, confirms and agrees that: (a) the agreements and obligations of such Company contained in the Pre-Petition Loan Documents constitute the legal, valid and binding obligations of such Company enforceable against it in accordance with their respective terms and such Company has no valid defense, offset or counterclaim to the enforcement of such obligations (other than those arising as a consequence of the Chapter 11 Cases), and (b) the Agent and the Lenders under the Pre-Petition Loan Agreement are and shall be entitled to all of the rights, remedies and benefits provided for in the Pre-Petition Loan Documents (except to the extent that the exercise thereof is stayed pursuant to section 362 of the Bankruptcy Code as a consequence of the Chapter 11 Cases).

               12.19. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Agent and the Lenders are hereby authorized



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at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any of the Lenders to or for the credit or the account of any Company against any and all of the Obligations irrespective of whether or not the Agent or any of the Lenders shall have made any demand under this Agreement or otherwise and although such Obligations may be unmatured. The rights of the Agent and Lenders under this Section are in addition to all other rights and remedies (including, without limitation, other rights of set-off) which the Agent and Lenders may have.

               12.20. Survival. The representations and warranties of the Companies in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto.

               12.21. Section Titles. The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

               12.22. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

               12.23. Joint and Several. Each of the Companies shall be jointly and severally liable for all claims, liabilities, agreements, and obligations hereunder and under the other Post-Petition Loan Documents, including, without limitation, all Obligations.

               12.24. GM Access Agreement. The Lenders agree to exercise their reasonable commercial efforts in good faith to include in the Interim Order and the Final Order a provision expressly confirming the rights of General Motors Corporation under the Accommodation Agreement and the Access and Occupancy Agreement with certain of the Companies.

               12.25. Indemnity. The Companies agree to indemnify and hold harmless the Agent and each Lender, and the directors, officers, employees, agents, consultants and advisors of or to any of the foregoing (each of the foregoing being an "Indemnitee") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any



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kind or nature (including, without limitation, fees and disbursements of counsel to any such Indemnitee) which may be imposed on, incurred by or asserted against any such Indemnitee in any manner relating to or arising out of this Agreement, any other Post- Petition Loan Document, any Obligation, any Pre-Petition Obligation, or any act, event or transaction related or attendant to any thereof, including any enforcement or collection of the Obligations or the Pre-Petition Obligations, whether or not any such Indemnitee is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law; provided, however, that the Companies shall not have any obligation under this Section to an Indemnitee with respect to any of the foregoing caused by or resulting from the gross negligence or willful misconduct of such Indemnitee or of the Agent or Lender of which such Indemnitee is a director, officer, employee, agent, consultant or advisor, as determined by a court of competent jurisdiction in a final non-appealable judgment or order or results from disputes among Indemnitees not involving the Companies.

13.  AGREEMENT BETWEEN THE LENDERS; PARTICIPATIONS;
     ASSIGNMENTS

               13.1. Fund Disbursement. (a) The Agent, for the account of the Lenders, shall disburse all loans and advances to the Companies and shall handle all collections of Collateral and repayment of Obligations. It is understood that for purposes of advances to the Companies and for purposes of this Section 13.1 the Agent is using the funds of the Agent.

               (b) Unless the Agent shall have been notified in writing by any Lender prior to any advance to the Companies that such Lender will not make such Lender's Ratable Portion of such borrowing on such date available to the Agent, the Agent may assume that such Lender shall make such Ratable Portion available to the Agent on a Settlement Date, and the Agent may, in reliance upon such assumption, make available to the Companies a corresponding amount. A certificate of the Agent submitted to any Lender with respect to any amount owing under this clause shall be conclusive, absent manifest error. If such Lender's Ratable Portion is not in fact made available to the Agent by such Lender on the Settlement Date, the Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Revolving Credit Loans hereunder, on demand, from the Companies without prejudice to any rights which the Agent or the Companies may have against such Lender hereunder. Nothing contained in this subsection shall relieve any Lender which has failed to make available its Ratable Portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof. Nothing contained



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herein shall be deemed to obligate the Agent to make available to the Companies the full amount of a requested advance when the Agent has any notice (written or otherwise) that any Lender will not advance its Ratable Portion thereof.

               13.2. Payment by Lenders. On the Settlement Date, the Agent and the Lenders shall each remit to the other, in immediately available funds, all amounts necessary so as to ensure that, as of the Settlement Date, the Lenders shall have their Ratable Portion of all outstanding Obligations.

               13.3. Monthly Accounting. The Agent shall forward to each Lender, at the end of each month, a copy of the account statement rendered by the Agent to the Companies.

               13.4. Payments to Lenders. The Agent shall, after receipt of any interest and fees earned under this Agreement, promptly remit to each Lender:
(a) its Ratable Portion of all fees, provided, however, that (i) no Lender (other than CITBC) shall share in the Agent Fee or the Arrangement Fee; and
(ii) each Lender shall receive its share of the Letter of Credit Guaranty Fee, the Revolving Line of Credit Fee, and the Closing Fee in accordance with its agreements with the Agent; (b) interest on the Revolving Credit Loans on all outstanding amounts advanced by such Lender on each Settlement Date, prior to adjustment, that are subsequent to the last remittance by the Agent to such Lender of the Companies's interest, computed at the rate provided for in
Section 3.1 less .25% per annum; (c) its Ratable Portion of all principal repaid on the Term Loans; and (d) interest on the Term Loans on all amounts advanced by such Lender on each Settlement Date computed at the rate provided for in Section 3.2 less .25% per annum.

               13.5. Participations. (a) The Companies acknowledge that the Lenders may sell participations in the loans and extensions of credit made and to be made to the Companies hereunder. The Companies further acknowledge that in doing so, the Lenders may grant to such participants certain rights which would require the participant's consent to certain waivers, amendments and other actions with respect to the provisions of this Agreement and the other Post-Petition Loan Documents, provided that the consent of any such participant shall not be required except for matters requiring the consent of all Lenders hereunder as set forth in Section 14.10.

               (b) The Companies authorize each Lender to disclose to any participant or purchasing lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning



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the Companies and their affiliates which has been delivered to such Lender by or on behalf of the Companies pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Companies in connection with such Lender's credit evaluation of the Companies and their affiliates prior to entering into this Agreement.

               (c) Each Lender and the Agent agree to keep information obtained by it pursuant hereto confidential in accordance with such Lender's or the Agent's, as the case may be, customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to such Lender's or the Agent's, as the case may be, employees, representatives, agents and affiliates who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who are advised of the confidential nature of such information, (ii) to the extent such information presently is or hereafter becomes available to such Lender or the Agent, as the case may be, on a non-confidential basis from a source other than the Companies, (iii) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors, or (iv) to assignees or participants or potential assignees or participants who agree in writing for the benefit of the Companies to be bound by the provisions of this sentence.

               13.6. Obligations Several. The Companies, the Agent and the Lenders hereby agree that each Lender is solely responsible for its Ratable Portion of the Line of Credit and that neither the Agent nor any Lender shall be responsible for, nor assume any obligations for the failure of any Lender to make available, its Ratable Portion of the Line of Credit. Further, should any Lender refuse to make available its Ratable Portion of the Line of Credit, then any other Lender may, but without obligation to do so, increase, unilaterally, its Ratable Portion of the Line of Credit in which event the Companies are so obligated to that other Lender.

               13.7. Legal Action; Expenses. In the event that the Agent, the Lenders or any one of them is sued or threatened with suit by the Companies or any one of them, or by any receiver, trustee, creditor or any committee of creditors with respect to any matter relating to or arising from this Agreement or the other Post- Petition Loan Documents, then in such event any money paid in satisfaction or compromise of such suit, action, claim or demand and any expenses, costs and attorneys' fees paid or incurred in connection therewith, whether by the Agent, the Lenders or any one of them, shall be shared by the Lenders ratably, except that, in the event that such expenses, costs or result from any suit, action, claim or demand resulting from the gross negligence or willful misconduct of any Lender, as determined by a final and non-applicable judgment of a court of competent jurisdiction, all such expenses, costs or fees shall be borne by that Lender alone. In addition, any costs, expenses, fees or disbursements incurred by outside agencies or attorneys retained by the Agent to effect collection or enforcement of any rights in the Collateral, including enforcing, preserving or maintaining rights under this Agreement or any Post-Petition Loan Documents shall be shared ratably between and among the Lenders to the extent not reimbursed by the Companies or from the proceeds of Collateral.

               13.8. Application of Proceeds Following Event of Default. Each of the Lenders agrees with each other Lender that any money or assets of the Companies held or received by such Lender, no matter how or when received, shall be applied to the reduction of the Obligations and the Pre-Petition Obligations after (a) the occurrence and during the continuance of an Event of Default and (b) the election by the Agent or the Required Lenders to accelerate the Obligations; provided, however, that no Lender shall be required to apply any such money or assets toward reduction of the Obligations to the extent that such money or assets is collateral or proceeds of Collateral for Indebtedness (other than an Obligation or Pre-Petition Obligation) owed to such Lender. In addition, the Companies authorize, and the Agent and the Lenders shall have the right, without notice, upon any amount becoming due and payable hereunder, to set-off and apply any and all property held by, or in the possession of such Lender or the Agent against the Obligations.

               13.9. Assignments by the Lenders. Each Lender shall have the right at any time to assign to one or more commercial banks, commercial finance lenders or other financial institutions all or a portion of its rights and obligations under this Agreement (including, without limitation, its obligations under the Line of Credit, the Term Loans, the Revolving Credit Loans and its rights and obligations with respect to Letters of Credit) with the consent of Harvard (such consent not to be unreasonably withheld); provided, however, that no such consent will be required during the continuance of an Event of Default. Upon execution of an Assignment and Transfer Agreement, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of a Lender hereunder, and
(ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement. The Companies shall, if necessary, execute any documents reasonably required to effectuate the assignments. No Lender may assign its interest in the loans and advances and extensions of credit hereunder without the prior written consent of the Agent (such consent not to be unreasonably withheld).

14.  AGENCY; AMENDMENTS AND WAIVERS

               14.1. Appointment. Each Lender hereby irrevocably designates and appoints CITBC as the Agent for the Lenders under this Agreement and any ancillary loan documents and irrevocably authorizes CITBC as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and all ancillary documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and all ancillary documents together with such other powers as are reasonably incidental thereto, including, without limitation, to receive, indorse and collect all instruments made payable to the Companies representing any dividend or other distribution or payment in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares as authorized in this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with or obligation to any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement and the ancillary documents or otherwise exist against the Agent.

               14.2. Performance of Duties. The Agent may execute any of its duties under this Agreement and all ancillary documents by or through agents or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties.

               14.3. Agent Not Liable. Neither the Agent nor any of its officers, directors, employees, agents, or attorneys-in-fact shall be (i) liable to any Lender for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any ancillary document (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by the Companies or any of them, or any officer of any thereof contained in this Agreement or any ancillary document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any of the ancillary documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the ancillary documents or for any failure of the Companies to perform their obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the ancillary documents or to inspect the properties, books or records of the Companies, or any of them.

               14.4. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Companies), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and all ancillary documents unless it shall first receive such advice or concurrence of the Lenders, or the Required Lenders, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and all ancillary documents in accordance with a request of the Required Lenders except where this Agreement requires concurrence of all the Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

               14.5. Notice of Event of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Companies describing such Default or Event of Default. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders provided that unless and until the Agent shall have received such direction, the Agent may in the interim (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.

               14.6. No Representations; Independent Approval. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Companies, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Companies and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Agreement and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition or creditworthiness of the Companies. The Agent, however, shall provide the Lenders with copies of all financial statements, projections and business plans which come into the possession of the Agent or any of its officers, employees, agents or attorneys-in-fact.

               14.7. Indemnity. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Companies and without limiting the obligation of the Companies to do so), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including negligence on the part of the Agent) which may at any time be imposed on, incurred by or asserted against the Agent in anyway relating to or arising out of this Agreement or any of the ancillary documents or any of the documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing, provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section
14.7 shall survive the payment of the Obligations.

               14.8. Agent as Lender. CITBC may make loans to, and generally engage in any kind of business with, the Companies as though CITBC were not the Agent hereunder. With respect to its loans made or renewed by it or loan obligations hereunder as Lender, CITBC shall have the same rights and powers, duties and liabilities under this Agreement as any Lender and may exercise the same as though it was not the Agent and the terms "Lender" and "Lenders" shall include the Agent in its individual capacities.

               14.9. Resignation. The Agent may resign as the Agent upon thirty
(30) days' notice to the Lenders and such resignation shall be effective upon the appointment of a successor Agent. If the Agent shall resign as Agent, then the Lenders shall appoint a successor Agent for the Lenders whereupon such successor Agent shall succeed to the rights, powers and duties of the Agent and the term "the Agent" shall mean such successor Agent effective upon its appointment, and the former Agent's rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent.

               14.10. Amendments; Waiver. No amendment or waiver of any provision of this Agreement or any of the other Post-Petition Loan Documents, nor consent to any departure by any Company therefrom, shall in any event be effective unless the same shall be by the Agent and consented to in writing by the Required Lenders, and then any such waiver or consent shall be effective only in the specific instance for which given; provided, however, that no amendment, waiver or consent shall, unless consented to by all the Lenders in writing, do any of the following: (a) amend the Agreement to (i) increase the Line of Credit; (ii) reduce the interest rates; (iii) reduce or waive (A) any fees in which the Lenders share hereunder or (B) the repayment of any Obligations due the Lenders; or (iv) extend the maturity of the Obligations;
(b) alter or amend this Section 14.10 or the definitions of Commitment, Eligible Accounts Receivable, Eligible Inventory, Accounts Receivable Advance Percentage, Inventory Advance Percentage, Collateral, ratably or Ratable Portion, or Required Lenders or the Agent's criteria for determining compliance with such definitions of eligibility; (c) release Collateral in bulk, other than in connection with a sale of assets permitted hereunder, without a corresponding reduction in the Obligations to the Lenders; or (d) intentionally make any Revolving Credit Loan or assist in opening any Letter of Credit hereunder if after giving effect thereto the total of Revolving Credit Loans and Letters of Credit hereunder for the Companies would exceed, at any time, the lesser of the Revolving Line of Credit and, after giving effect to Permitted Overadvances, one hundred and ten percent (110%) of the Aggregate Net Availability. In all other respects the Agent is authorized to take such actions or fail to take such actions if the Agent, in its reasonable discretion, deems such to be advisable and in the best interest of the Lenders, including, but not limited to, the making of an overadvance or the termination of the Agreement upon the occurrence of an Event of Default unless it is specifically instructed to the contrary by the Required Lenders. No amendment, modification, termination or waiver of any provision of Sections 14.1 through 14.9 or any other provisions referring to the Agent shall be effective without the written consent of the Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

               14.11. Deemed Consent. In the event any Lender's consent is required pursuant to the provisions of this Agreement and such Lender does not respond to any request by the Agent for such consent within ten (10) days after such request is made to such Lender, such failure to respond shall be deemed a consent. In addition, in the event that any Lender declines to give its consent to any such request, it is hereby mutually agreed that the Agent and/or any other Lender shall have the right (but not the obligation) to purchase such Lender's rights and obligations under this Agreement (including, without limitation, its share of the Line of Credit, the Term Loans, the Revolving Credit Loans and its rights and obligations with respect to the Letters of Credit) for the full amount thereof together with accrued interest thereon to the date of such purchase.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above. This Agreement shall take effect as of the date set forth above after being accepted below by an officer of the Agent and the Lenders after which, the Agent shall forward to the Companies a fully executed original for their files.


                                    Very truly yours,


                                    THE CIT GROUP/BUSINESS CREDIT, INC. as
                                    Agent and Lender

                                    By: /s/ Frank a. Grimaldi
                                       ------------------------------------
                                       Vice President


                                    CONGRESS FINANCIAL CORPORATION
                                    as Lender

                                    By: /s/Kenneth G. Donahue
                                       ------------------------------------
                                       Title: Vice Presdent


                                    GENERAL ELECTRIC CAPITAL CORPORATION as
                                    Lender

                                    By: /s/ Martin S. Greenberg
                                        -----------------------------------
                                        Title: Duly Authorized Signator


                                    HELLER FINANCIAL, INC.
                                    as Lender

                                    By: /s/ Thomas W. Bukowski
                                       ------------------------------------
                                       Title: Vice President

                                    FINOVA CAPITAL CORPORATION as Lender

                                    By: /s/ Marilyn S. Milam
                                        ------------------------------------
                                        Title: Vice President


                                    FOOTHILL CAPITAL CORPORATION as Lender

                                    By: /s/ Matthew Simoneau
                                        ------------------------------------
                                        Title: Vice President



Read and Agreed to:


HARVARD INDUSTRIES, INC.
THE KINGSTON-WARREN CORPORATION
HARMAN AUTOMOTIVE, INC.
HAYES-ALBION CORPORATION
DOEHLER-JARVIS, INC.
DOEHLER-JARVIS GREENEVILLE, INC.
DOEHLER-JARVIS POTTSTOWN, INC.
DOEHLER-JARVIS TECHNOLOGIES, INC.
DOEHLER-JARVIS TOLEDO, INC.
as Debtors and Debtors in Possession




By:  /s/  Joseph Gagliardi
_______________________________________
    Title:

                                                                       EXHIBIT A



                            HARVARD INDUSTRIES, INC.
                        THE KINGSTON-WARREN CORPORATION
                            HARMAN AUTOMOTIVE, INC.
                            HAYES-ALBION CORPORATION
                              DOEHLER-JARVIS, INC.
                        DOEHLER-JARVIS GREENEVILLE, INC.
                         DOEHLER-JARVIS POTTSTOWN, INC.
                       DOEHLER-JARVIS TECHNOLOGIES, INC.
                          DOEHLER-JARVIS TOLEDO, INC.


                           REVOLVING CREDIT LOAN NOTE



                                        May __, 1997 No. R-__ $----------


               FOR VALUE RECEIVED, the undersigned, HARVARD INDUSTRIES, INC., a Florida corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, HARMAN AUTOMOTIVE, INC., a Michigan corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, HAYES-ALBION CORPORATION, a Michigan corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, and DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (collectively, the "Companies"), jointly and severally promise to pay to the order of ______________________, as Lender (the "Lender"), under a certain Post- Petition Loan and Security Agreement (the "Agreement") of even date herewith among the Companies, The CIT Group/Business Credit, Inc., as agent and lender (the

"Agent"), and the other lenders party thereto at the Agent's office located at 1211 Avenue of the Americas, New York, New York, in lawful money of the United States of America and in immediately available funds, the amount of __________________________ dollars ($__________), or, if less, the outstanding aggregate balance of the principal and unpaid interest in respect of the Revolving Credit Loans, as shown on the books and records of the Agent. The balance of such Revolving Credit Loan to the Companies will fluctuate as a result of the daily application of the proceeds of collections of the Accounts and the making of additional Revolving Credit Loans to the Companies as described in Section 2 of the Agreement. The Revolving Credit Loans may be borrowed, repaid and reborrowed by the Companies in accordance with the terms and provisions of the Agreement. A final payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid in respect of the Revolving Credit Loans made to the Companies, if any, under this Revolving Credit Loan Note as shown on the books and records of the Agent shall be due and payable upon the Termination Date.

               All capitalized terms used herein shall have the meaning provided therefor in the Agreement, unless otherwise defined herein.

               The Companies further promise to pay interest at such office, in like money, on the unpaid principal amount owing hereunder in respect of Revolving Credit Loans from time to time from the date hereof on the dates and at the rates specified in Section 3.1 of the Agreement.

               If any payment on this Revolving Credit Loan Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

               The Companies are jointly and severally liable for the payment and performance of all obligations hereunder.

               This Revolving Credit Loan Note is one of the Revolving Credit Loan Notes referred to in the Agreement, and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

               The date and amount of the advance(s) made hereunder will be recorded on the separate ledgers maintained by the Agent, provided that any failure to record any such information on such ledgers shall not in any manner affect the obligation of the Companies to make payments of principal and interest in accordance with the terms of this Revolving Credit Loan Note. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said schedule or such ledgers maintained by the Agent. All such advances, whether or not so recorded, shall be due as part of this Revolving Credit Loan Note.

               Upon the occurrence of any one or more of the Events of Default specified in the Agreement or upon termination of the Agreement, all amounts then remaining unpaid on this Revolving Credit Loan Note may become, or be declared to be, immediately due and payable as provided in the Agreement.

               Each Company and any and all guarantors, sureties and endorsers jointly and severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and diligence in collecting.

               This Revolving Credit Loan Note shall be governed by, and construed in accordance with, the laws of the state of New York and the applicable federal laws of the United States.



                             HARVARD INDUSTRIES, INC.
                             THE KINGSTON-WARREN CORPORATION HARMAN AUTOMOTIVE, INC. HAYES-ALBION CORPORATION DOEHLER-JARVIS, INC. DOEHLER-JARVIS GREENEVILLE, INC. DOEHLER-JARVIS POTTSTOWN, INC. DOEHLER-JARVIS TECHNOLOGIES, INC. DOEHLER-JARVIS TOLEDO, INC.


                    By: ____________________________________
                                     Title:



Attest:



Title:

                                                                       EXHIBIT B



                            HARVARD INDUSTRIES, INC.
                        THE KINGSTON-WARREN CORPORATION
                            HARMAN AUTOMOTIVE, INC.
                            HAYES-ALBION CORPORATION
                              DOEHLER-JARVIS, INC.
                        DOEHLER-JARVIS GREENEVILLE, INC.
                         DOEHLER-JARVIS POTTSTOWN, INC.
                       DOEHLER-JARVIS TECHNOLOGIES, INC.
                          DOEHLER-JARVIS TOLEDO, INC.


                           TERM LOAN PROMISSORY NOTE



                                                                    May __, 1997
T-__
$---------


               FOR VALUE RECEIVED, the undersigned, HARVARD INDUSTRIES, INC., a Florida corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, HARMAN AUTOMOTIVE, INC., a Michigan corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, HAYES-ALBION CORPORATION, a Michigan corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, and DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (collectively, the "Companies"), jointly and severally promise to pay to the order of ___________________, as Lender (the "Lender"), under a certain Post-

Petition Loan and Security Agreement (the "Agreement") of even date herewith among the Companies, The CIT Group/Business Credit, Inc., as agent and lender (the "Agent"), and the other lenders party thereto at the Agent's office located at 1211 Avenue of the Americas, New York, New York, in lawful money of the United States of America and in immediately available funds, the principal amount of ________________________ ($__________) or, if less, the outstanding aggregate balance of principal and interest remaining unpaid in respect of the Term Loans as shown on the books and records of the Agent, which shall be due and payable upon the terms and conditions set forth in the Agreement.

               Capitalized terms used herein and defined in the Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

               The Companies further agree to pay interest at said office, in like money, on the unpaid principal amount owing by the Companies hereunder from time to time from the date hereof on the dates and at the rate specified in Section 3.2 of the Agreement.

               If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

               The Companies are jointly and severally liable for the payment and performance of all obligations hereunder.

               This Note is a Term Loan Note referred to in the Agreement, is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

               Upon the occurrence of any one or more of the Events of Default specified in the Agreement or upon termination of the Agreement, all amounts then remaining unpaid on this Note by the Companies may become, or be declared to be, at the sole election of the Agent, immediately due and payable as provided in the Agreement.

                             HARVARD INDUSTRIES, INC.
                             THE KINGSTON-WARREN CORPORATION HARMAN AUTOMOTIVE, INC. HAYES-ALBION CORPORATION DOEHLER-JARVIS, INC. DOEHLER-JARVIS GREENEVILLE, INC. DOEHLER-JARVIS POTTSTOWN, INC. DOEHLER-JARVIS TECHNOLOGIES, INC. DOEHLER-JARVIS TOLEDO, INC.


                             By:__________________________________ Title:



Attest:


---------------------------------
Title:

                                                                       EXHIBIT C




                       ASSIGNMENT AND TRANSFER AGREEMENT

                              Dated: May __, 1997


               Reference is made to the Post-Petition Loan and Security Agreement dated as of May __, 1997 (as amended, modified, supplemented and in effect from time to time, the "Agreement"), among HARVARD INDUSTRIES, INC., a Florida corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, HARMAN AUTOMOTIVE, INC., a Michigan corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, HAYES-ALBION CORPORATION, a Michigan corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS TECHNOLOGIES, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, and DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (collectively, the "Companies"), The CIT Group/Business Credit, Inc., as agent and lender (the "Agent"), and the other lenders party thereto (together with the Agent, the "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement. This Assignment and Transfer Agreement, between the Assignor (as defined and set forth on Schedule 1 hereto and made a part hereof) and the Assignee (as defined and set forth on Schedule 1 hereto and made a part hereof) is dated as of Effective Date (as set forth on Schedule 1 hereto and made a part hereof).

               1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Assignor's rights and obligations under the Agreement as of the date hereof which represents the applicable percentage interests as are set forth on
Schedule 1 (collectively, the "Assigned Facilities" and individually, an "Assigned Facility"), in a principal amount for each Assigned Facility as set forth on Schedule 1.




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
               2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other instrument, document or agreement executed in conjunction therewith (collectively the "Ancillary Documents") or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, any Collateral thereunder or any of the Ancillary Documents furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Companies or any guarantor or the performance or observance by the Companies or any guarantor of any of its respective obligations under the Agreement or any of the Ancillary Documents furnished pursuant thereto.

               3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Transfer Agreement; (ii) confirms that it has received a copy of the Agreement, together with the copies of the most recent financial statements of the Companies, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as Lender; and (vi) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Agreement or such other documents as are necessary to indicate that all such payments are subject to no tax under an applicable tax treaty.

               4. Following the execution of this Assignment and Transfer Agreement, such agreement will be delivered to the Agent for acceptance by it and the Company, effective as of the Effective Date.




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
               5. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments in respect of the assigned interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date made by the Agent or with respect to the making of this assignment directly between themselves.

               6. From and after the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Transfer Agreement, have the rights and obligations of a Lender thereunder, and
(ii) the Assignor shall, to the extent provided in this Assignment and Transfer Agreement, relinquish its rights and be released from its obligations under the Agreement.

               7. THIS ASSIGNMENT AND TRANSFER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on Schedule 1 hereto.



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
                SCHEDULE 1 TO ASSIGNMENT AND TRANSFER AGREEMENT

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:


Assigned Facilities

Percentage Interest of Revolving Line of Credit                    %

Percentage Interest of Term Loans                                  %

Assignee's Revolving Loan Commitment                               $

Aggregate outstanding Revolving Credit Loans owing to              $
Assignee

Aggregate outstanding Term Loans owing to Assignee                 $

Aggregate participations in Letters of Credit                      $


Interest and Fees

Revolving Credit Loans:
          Applicable Base Rate Margin:                               %
        Applicable Eurodollar Rate Margin:                         %

Letter of Credit Guaranty Fee:                                     %

Revolving Line of Credit Fee:                                      %

Term Loan
        Applicable Term Loan Margin:                               %





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




[NAME OF ASSIGNOR],
  as Lender
 (Assignor)



By: _______________________________
        Title:

[NAME OF ASSIGNEE]
 (Assignee)


By: _______________________________
        Title:


Accepted:

THE CIT GROUP/BUSINESS CREDIT, INC.,
  as Agent


By: _______________________________
        Title:


Approved:

HARVARD INDUSTRIES, INC.
THE KINGSTON-WARREN CORPORATION
HARMAN AUTOMOTIVE, INC.
HAYES-ALBION CORPORATION
DOEHLER-JARVIS, INC.
DOEHLER-JARVIS GREENEVILLE, INC.
DOEHLER-JARVIS POTTSTOWN, INC.
DOEHLER-JARVIS TECHNOLOGIES, INC.
DOEHLER-JARVIS TOLEDO, INC.


By: _______________________________
        Title:



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